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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
H.B. Fuller Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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[LOGO]	H.B. Fuller Company World Headquarters
	Office:	1200 Willow Lake Boulevard St. Paul, Minnesota 55110-5101
	Mail:	P.O. Box 64683 St. Paul, Minnesota 55164-0683
	Phone:	(651) 236-5900

Dear Shareholder:

    We are pleased to invite you to the H.B. Fuller Company 2000 Annual Meeting of Shareholders to be held beginning at 2:00 p.m. on Thursday, April 20, 2000, at RiverCentre, 175 West Kellogg Boulevard, Saint Paul, Minnesota.

    In addition to the items of business set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on the current activities of the Company and there will be an opportunity to discuss matters of interest to you as a shareholder.

    We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please vote your shares by completing the proxy to assure that your shares are represented at the Annual Meeting.

    Whether or not you plan to attend the meeting, please mark, sign and date your proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States, or vote your proxy by telephone as directed on your proxy card.

    We look forward to seeing you at the Annual Meeting.

Sincerely,
[SIGNATURE]
ALBERT P.L. STROUCKEN Chairman of the Board, President and Chief Executive Officer
March 10, 2000

DIRECTIONS TO RIVERCENTRE
175 WEST KELLOGG BOULEVARD
SAINT PAUL, MINNESOTA

[MAP]

FROM THE NORTH

I-35E South to I-94 West. Exit on Marion/Kellogg Boulevard. Turn left and follow Kellogg Boulevard down the hill 1/2 mile. The RiverCentre Ramp will be on the right.

FROM THE EAST

I-94 West. Exit on Marion/Kellogg Boulevard. Turn left and follow Kellogg Boulevard down the hill 1/2 mile. The RiverCentre Ramp will be on the right.

FROM THE WEST

I-94 East. Exit on Marion/Kellogg Boulevard. Turn right and follow Kellogg Boulevard down the hill 1/2 mile. The RiverCentre Ramp will be on the right.

FROM THE SOUTH

I-35E North. Exit on Kellogg Boulevard. Turn right and follow Kellogg Boulevard 1/4 mile. The RiverCentre Ramp will be on the right.

H.B. Fuller Company
1200 Willow Lake Boulevard
P.O. Box 64683
St. Paul, Minnesota 55164-0683
(651) 236-5900

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2000

    The Annual Meeting of Shareholders of H.B. Fuller Company will be held at RiverCentre, 175 West Kellogg Boulevard, Saint Paul, Minnesota, on Thursday, April 20, 2000, beginning at 2:00 p.m. for the following purposes:

    (1)
    to elect four directors for a three-year term;

    (2)
    to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 2, 2000;

    (3)
    to consider and vote on the H.B. Fuller Company Year 2000 Stock Incentive Plan;

    (4)
    to consider and vote on the H.B. Fuller Company Key Employee Deferred Compensation Plan;

    (5)
    to consider and vote on a shareholder proposal regarding tobacco-related business of the Company; and

    (6)
    to transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on February 22, 2000 are entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and mail it in the enclosed envelope. No postage is required if the proxy card is mailed in the United States. As an alternative to completing the proxy card, you may enter your vote instruction by telephone at 1-800-240-6326.

By Order of the Board of Directors
[SIGNATURE]
Richard C. Baker Secretary
March 10, 2000

H.B. Fuller Company
1200 Willow Lake Boulevard
P.O. Box 64683
St. Paul, Minnesota 55164-0683
(651) 236-5900

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2000

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of H.B. Fuller Company, a Minnesota corporation (the "Company"), to be voted at the 2000 Annual Meeting of Shareholders and at any adjournment of the meeting (the "Annual Meeting"). This Proxy Statement and form of proxy are being first mailed or given to shareholders on or about March 10, 2000.

    Proxies in proper form received by the time of the Annual Meeting will be voted as specified. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation or a properly executed new proxy to the Secretary of the Company, or by attending the meeting and voting in person.

    The Company will bear the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. Proxies are being solicited primarily by mail. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $5,000 plus associated costs and expenses. In addition, proxies may be solicited by telephone or facsimile, or personally by Company directors, officers and regular employees, who will receive no additional compensation for their services other than their regular salaries.

    Shareholders of record at the close of business on February 22, 2000 are entitled to vote at the Annual Meeting. At that time, the Company had outstanding 14,059,813 shares of Common Stock and 45,900 shares of Series A Preferred Stock. Holders of Common Stock are entitled to one vote per share, and holders of Series A Preferred Stock are entitled to 80 votes per share. Holders of Common Stock and Series A Preferred Stock vote as a single class upon the election of directors and upon all matters submitted to shareholders. On a combined basis, 17,731,813 votes are entitled to be cast at the Annual Meeting. There is no cumulative voting. If a shareholder abstains from voting as to any matter (or withholds authority to vote for one or more nominees for director), then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter (or the election of directors). If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The table below presents, as of January 31, 2000 (unless otherwise noted), certain information about all shareholders known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and information about the beneficial ownership of the Company's Common Stock by each director, nominee and executive officer named in the Summary Compensation Table below and all directors and executive officers of the Company as a group. Elmer L. Andersen, 1483 Bussard Court, Arden Hills, Minnesota 55112, owns 45,900 shares of the Company's Series A Preferred Stock, representing 100% of the class. Based on the Series A Preferred Stock and Common Stock beneficially owned by Mr. Andersen, he controls 21% of the voting power of the Company. Unless otherwise noted, the shareholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
Capital Guardian Trust Co. 11100 Santa Monica Boulevard Los Angeles, California 90025-3384	886,850	(1)	5.00%
Anthony L. Andersen	400,175	(2)	2.26%
Norbert R. Berg	1,794	(3)	*
Edward L. Bronstien, Jr.	6,805	(3)	*
Robert J. Carlson	812	(3)	*
Freeman A. Ford	3,312	(3)	*
Gail D. Fosler	1,797	(3)	*
Dr. Reatha Clark King	4,340	(3)	*
Walter Kissling	145,574	(3)	*
Dr. John J. Mauriel, Jr.	7,412	(3)	*
Lee R. Mitau	4,810	(3)	*
Rolf Schubert	62,231	(4)	*
Albert P.L. Stroucken	34,884	(5)	*
Lorne C. Webster	46,910	(3)(6)	*
John T. Ray, Jr.	35,919	(7)	*
Alan R. Longstreet	19,021	(8)	*
Lars T. Carlson	11,225	(9)	*
Peter Koxholt	1,654	(10)	*
All directors and executive officers as a group (26 persons)	870,593	(11)	4.91%

  *Indicates less than 1%.

(1)
Capital Guardian Trust Company ("CGTC") reported on a Schedule 13G, dated February 10, 2000, filed with the Securities and Exchange Commission, that CGTC had sole voting power with respect to 681,450 shares, no shared voting power with respect to the shares and sole dispositive power with respect to 886,850 shares.

  CGTC reported that the filing was made in its capacity as a bank as a result of its serving as the investment manager of various institutional accounts. CGTC is a wholly owned subsidiary of The Capital Group Companies, Inc. CGTC disclaims beneficial ownership of the shares it holds.

(2)
Includes 15,750 shares issuable pursuant to stock options which are currently exercisable, 16,198 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan and 248,301 shares held in a revocable trust.

(3)
Includes the following shares that were awarded under the 1998 Directors' Stock Incentive Plan (including shares acquired upon reinvestment of dividends): Norbert R. Berg—812, Edward L. Bronstien, Jr.—812, Robert J. Carlson—812, Freeman A. Ford—812, Gail D. Fosler—812, Reatha Clark King—812, Walter Kissling—402, John J. Mauriel, Jr.—812, Lee R. Mitau—4,310, and Lorne C. Webster—810.

(4)
Includes 10,500 shares issuable pursuant to stock options which are currently exercisable, and 11,513 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

(5)
Includes 10,271 shares of restricted Common Stock subject to forfeiture, 197 shares held in trust under the Company's Thrift Plan, and 8,267 shares issuable pursuant to stock options which are currently exercisable.

(6)
Includes 18,300 shares as to which Mr. Webster has shared voting power and shared investment power. Mr. Webster disclaims beneficial ownership of such shares.

(7)
Includes 2,480 shares issuable pursuant to stock options which are currently exercisable, 5,289 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan and 16,168 shares owned by Mr. Ray's wife.

(8)
Includes 2,480 shares issuable pursuant to stock options which are currently exercisable, 4,900 shares of restricted Common Stock subject to forfeiture and 8,641 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

(9)
Includes 8,217 shares issuable pursuant to stock options which are currently exercisable, 6,341 shares of restricted Common Stock subject to forfeiture and 3,230 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

(10)
Represents shares issuable pursuant to stock options which are currently exercisable.

(11)
Includes 61,768 shares issuable pursuant to stock options which are currently exercisable, 11,206 shares of stock that were awarded under the 1998 Directors' Stock Incentive Plan, 41,764 shares of restricted Common Stock subject to forfeiture and 62,508 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

ELECTION OF DIRECTORS

    The Board of Directors is currently composed of 13 directors and is divided into three classes. Each year one class of directors stands for election for a three-year term. The term of office for Class I directors, consisting of Robert J. Carlson, Gail D. Fosler, Reatha Clark King, Rolf Schubert and Albert P.L. Stroucken will expire at the 2000 Annual Meeting. The term of office for Class II directors, consisting of Anthony L. Andersen, Norbert R. Berg, Freeman A. Ford and John J. Mauriel, Jr. will expire at the 2001 Annual Meeting. The term of office for Class III directors, consisting of Edward L. Bronstien, Jr., Walter Kissling, Lee R. Mitau and Lorne C. Webster will expire at the 2002 Annual Meeting. After 27 years of dedicated Board service, Rolf Schubert will not stand for election at the 2000 Annual Meeting, after which the Board will consist of 12 members.

    At the 2000 Annual Meeting, four persons are to be elected as Class I directors to hold a three-year term of office from the date of their election until the 2003 Annual Meeting and until their successors are duly elected and qualified. The four nominees for election as Class I directors are Robert J. Carlson, Gail D. Fosler, Reatha Clark King and Albert P.L. Stroucken, all of whom are currently directors. Each of the nominees has agreed to serve as a director if elected. The accompanying proxy will be voted FOR the election of the four nominees named above, unless authority to vote for one or more of such nominees is withheld as specified in the proxy. Therefore, if no instruction is given, the accompanying proxy, if delivered to the Company, will be voted FOR the election of the four nominees.

    The affirmative vote of a majority of the combined voting power of the Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required for the election of each director. If, for any reason, any nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a different nominee selected by the Board of Directors, or the Board of Directors, at its option, may reduce the number of directors constituting Class I directors.

    Information concerning the four nominees and the directors whose terms of office will continue after the 2000 Annual Meeting is set forth below. Directors' ages are stated as of January 1, 2000.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS—CLASS I

(Term Ending in 2003)

[PHOTO]

ROBERT J. CARLSON
Robert J. Carlson, age 70, was Vice Chairman of the Board of J. I. Case Corporation, a worldwide manufacturer of agricultural and construction equipment, from September 1992 to 1994. He was Chairman of the Board and Chief Executive Officer of J. I. Case Corporation from 1991 to 1992. Mr. Carlson has been a director of the Company since 1989 and is a member of the Finance Committee.
[PHOTO]

 GAIL D. FOSLER
Gail D. Fosler, age 52, is Senior Vice President and Chief Economist of The Conference Board, a non-profit, business-sponsored research and membership organization. From 1989 to 1997, she was Vice President, Chief Economist and Executive Director of The Conference Board. Ms. Fosler is a director of the Unisys Corporation, DBH Holdings (Singapore) and the National Bureau of Economic Research, and a trustee of John Hancock Mutual Funds. Ms. Fosler has been a director of the Company since 1992 and is a member of the Finance Committee.
[PHOTO]

 REATHA CLARK KING
Reatha Clark King, age 61, has been President and Executive Director of the General Mills Foundation and Vice President of General Mills, Inc., a diversified food company, since 1988. She served as President of Metropolitan State University, St. Paul, Minnesota, from 1977 to 1988. She is a director of Wells Fargo Company, Inc., Exxon Mobil Corporation, Inc. and Minnesota Mutual Companies, Inc. Dr. King has been a director of the Company since 1978 and is a member and chair of the Corporate and Public Responsibility Committee and a member of the Audit Committee. She is a trustee of the H.B. Fuller Company Foundation.
[PHOTO]

 ALBERT P.L. STROUCKEN
Albert P.L. Stroucken, age 52, was elected Chairman of the Board in October, 1999. He has been President and Chief Executive Officer of the Company since April, 1998. He was General Manager, Inorganics Division of Bayer AG from 1997 to 1998. Prior to that he was Executive Vice President and President of Industrial Chemicals Division, Bayer Corporation from 1992 to 1997. Mr. Stroucken has been a director of the Company since 1998 and is a member of the Executive, Corporate Governance and Finance Committees.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS II

(Term Ending in 2001)

[PHOTO]

ANTHONY L. ANDERSEN
Anthony L. Andersen, age 64, was Chair of the Board of Directors from 1992 through October, 1999. He was Chief Executive Officer of the Company from 1974 to 1995 and President of the Company from 1971 to 1992. Mr. Andersen is a director of ECM Publishers, Inc. and a director of Minnesota Mutual Companies, Inc. Mr. Andersen has been a director of the Company since 1966 and is a member and chair of the Executive Committee and a member of the Finance and Corporate and Public Responsibility Committees.
[PHOTO]

 NORBERT R. BERG
Norbert R. Berg, age 67, was President and owner of Boyer Creek Deer Ranch, Barronett, Wisconsin from 1988 to 1999. He was Deputy Chairman of the Board of Control Data Corporation, a computer manufacturing and data services company, from 1980 to 1988. He was a director of First Trust National Association from 1970 to 1996 and a director of Control Data Corporation from 1977 to 1990. Mr. Berg has been a director of the Company since 1976 and is a member and chair of the Compensation Committee and a member of the Corporate Governance Committee.
[PHOTO]

 FREEMAN A. FORD
Freeman A. Ford, age 58, has been Chairman and Chief Executive Officer of Fafco, Inc., Redwood City, California, a manufacturer of energy conservation equipment, since 1972. Mr. Ford has been a director of the Company since 1975 and is a member and chair of the Finance Committee and a member of the Audit Committee.
[PHOTO]

 JOHN J. MAURIEL, JR.
John J. Mauriel, Jr., age 67, has been a member of the faculty of The Carlson School of Management, University of Minnesota, since 1965 and the Director of the Bush Educators Program since 1975. Dr. Mauriel has been a director of the Company since 1968 and is a member and chair of the Audit Committee and a member of the Retirement Plans Committee.

MEMBERS OF BOARD OF DIRECTORS CONTINUING—CLASS III

(Term Ending in 2002)

[PHOTO]

EDWARD L. BRONSTIEN, JR.
Edward L. Bronstien, Jr., age 72, has been President of Rybovich Spencer, a yacht construction, sales and service business in West Palm Beach, Florida, since 1981. He is a member of the President's Council of Wachovia Bank, Palm Beach, Florida. Mr. Bronstien has been a director of the Company since 1972 and is a member and chair of the Corporate Governance Committee and a member of the Compensation and Executive Committees.
[PHOTO]

 WALTER KISSLING
Walter Kissling, age 68, was Chief Executive Officer of the Company from 1995 until his retirement in 1998. He also served as President from 1992 to 1998. He was Chief Operating Officer of the Company from 1990 to 1995. He was Chairman from 1985 to 1998 and a director from 1969 to 1998 of Kativo Chemical Industries, S.A., a subsidiary of the Company. He is a director of several Costa Rican newspapers, specifically La Nación, Al Dia and El Financiero. He also serves as a director of Costa Rica Forest Corporation and Chairman of the Board of Atlas Eléctrica. Mr. Kissling has been a director of the Company since 1968 and is a member of the Retirement Plans Committee.
[PHOTO]

 LEE R. MITAU
Lee R. Mitau, age 51, has been Executive Vice President, General Counsel and Secretary of U.S. Bancorp, a regional multi-state bank holding company headquartered in Minneapolis, since 1995. He was a partner in the Corporate Department of the law firm of Dorsey & Whitney LLP from 1983 to 1995. He is a director of Graco, Inc. Mr. Mitau was Secretary of the Company from 1990 to 1995. He has been a director of the Company since 1996 and is a member of the Compensation and Corporate Governance Committees.
[PHOTO]

 LORNE C. WEBSTER
Lorne C. Webster, age 71, has been Chairman of the Board and Chief Executive Officer of Prenor Group, Ltd., a Montreal-based Canadian financial services holding company, since 1980. He is a director of Consumers Packaging, Inc., Murphy Oil Corporation, Imperial Windsor Group and Amalgamated Income LP. Mr. Webster has been a director of the Company since 1970 and is a member and chair of the Retirement Plans Committee.

Directors' Compensation

    Each non-employee director is paid an annual retainer of $25,000, plus a Board meeting fee of $1,000 for each board meeting or committee meeting attended. Committee chairs receive an additional $3,000 retainer annually. The Company's Chief Executive Officer does not receive separate compensation for serving on the Board of Directors.

    Under the Company's Directors' Deferred Compensation Plan, directors may elect to defer receipt of all or a percentage of their retainer and meeting fees and later receive Common Stock. If deferral is elected, all deferred cash amounts are increased by 10% and converted into Common Stock units, with the result that such amounts are treated as if they had been invested in shares of Common Stock. In addition, each participating director's account is credited with additional units with a value equal to dividends paid on the Company's Common Stock at the time such dividends are paid. The stock units do not have voting rights. Common Stock is issued to a director pursuant to the Directors' Deferred Compensation Plan at the earliest to occur of (i) the last date on which the director serves as a director (i.e., the date of resignation or removal from the Board or the end of the director's elected term) or, at the option of the director, on the first, second, third, fourth or fifth anniversary of such last date, or later upon death, as may be selected by the director in advance, (ii) disability, (iii) death or (iv) the date of a "change in control" (as defined in the Directors' Deferred Compensation Plan). During the fiscal year ended November 27, 1999, the following directors elected to defer receipt of their retainer and/or meeting fees in the amounts shown: Norbert R. Berg—$47,500, Edward L. Bronstien, Jr.—$27,500, Robert J. Carlson—$6,000, Gail D. Fosler—$8,700, Reatha Clark King—$27,500, Walter Kissling—$35,500, John J. Mauriel, Jr.—$55,000, Lee R. Mitau—$48,500, and Lorne C. Webster—$43,050.

    The Company's Retirement Plan for Directors (the "Directors' Retirement Plan") provides for payment of a retirement benefit to each eligible director, beginning on the later of the date of the director's retirement from the Board or such director's 60th birthday, in an amount equal to the director's annual retainer for the 12-month period preceding such date. The retirement benefit is paid each year for 15 years or the number of years of service as a director, whichever is less. Eligible directors are non-employee directors with a minimum of 10 years of service. The Directors' Retirement Plan is an unfunded plan. However, the Company has placed funds in trust that, although subject to claims of the Company's creditors, are intended to provide benefits under the Directors' Retirement Plan.

    In fiscal year 1997, the Compensation Committee terminated the Directors' Retirement Plan for any director elected to the Company's Board of Directors after October 16, 1997. The Directors' Retirement Plan remains in effect for all eligible directors as of October 16, 1997, except for Lee R. Mitau, who elected to receive 3,417 shares of restricted Common Stock of the Company, as determined by the Board of Directors, in lieu of any retirement benefit that Mr. Mitau otherwise would have been eligible to receive under the Directors' Retirement Plan.

    The Board of Directors and the shareholders of the Company approved the adoption of the 1998 Directors' Stock Incentive Plan (the "1998 Plan") as a replacement for the Directors' Retirement Plan. The Board of Directors believes that awards of stock-based compensation under the 1998 Plan provide an effective means of linking the interests of the directors with the interests of the Company's shareholders. In fiscal year 1999, the Compensation Committee granted to each non-employee director 400 shares of restricted stock which will vest on the earlier of July 16, 2003 or the date on which the director reaches the mandatory retirement age. Dividends are paid on the shares of restricted stock and reinvested in additional shares of restricted stock.

    The Company maintains a program under which non-employee directors are reimbursed for annual physical examinations. During the fiscal year ended November 27, 1999, the Company paid reimbursements of a total of $6,231 for director physical examinations and related expenses.

    The Company has a Matching Gifts to Education program. Under the program, the Company provides a matching contribution in an amount equal to a director's contribution to an eligible educational institution. The maximum amount to be contributed by the Company in any fiscal year on behalf of any director is $1,000. During the fiscal year ended November 27, 1999, the Company matched contributions of $1,000 with respect to Anthony L. Andersen and Freeman A. Ford, $550 with respect to Edward L. Bronstien, Jr. and $500 with respect to John J. Mauriel, Jr.

    Mr. Kissling entered into a consulting agreement with the Company in connection with his retirement from the Company on May 5, 1998. Under the terms of the consulting agreement, Mr. Kissling agreed to provide consulting services to the Company for up to 300 hours per calendar year for a period of two years following his retirement date. In connection with the consulting agreement the Company extended the term of Mr. Kissling's non-competition agreement with the Company from two years to five years following the date of his retirement and clarified the terms of the tax equalization payments under Mr. Kissling's then-existing international service agreement. In consideration of the consulting agreement and the amendments to the related agreements, the Company agreed to pay Mr. Kissling an aggregate of $555,000 in three installments, plus a monthly office allowance of $2,500 for a period of two years following the date of Mr. Kissling's retirement. The Company also agreed to indemnify Mr. Kissling against any U.S., state or local income tax liability to the extent that any of the payments are subject to such taxation. The aggregate amount paid to Mr. Kissling under the consulting agreement, including tax indemnification payments, during fiscal year 1999 was $130,000.

Board Meetings and Committees

    The Board of Directors is responsible for the overall affairs of the Company and conducts its business through meetings of the Board and seven standing committees: Audit, Compensation, Corporate Governance, Corporate and Public Responsibility, Executive, Finance and Retirement Plans. Ad hoc committees are also established under the direction of the Board when necessary to address specific issues.

    The Board of Directors held five scheduled meetings during the fiscal year ended November 27, 1999. Each director attended at least 87% of the aggregate of the total number of meetings of the Board and committees on which he or she was a member during the fiscal year.

    The Audit Committee (i) makes recommendations to the Board of Directors with respect to the engagement or dismissal of the Company's independent public accountants, (ii) reviews the work and audit plan of the independent public accountants, (iii) reviews financial statements and related disclosures with the independent public accountants and financial management of the Company, (iv) reviews audit fees, (v) reviews and approves the scope and results of the Company's internal auditing procedures, (vi) reviews the adequacy of the Company's internal accounting and financial control systems, (vii) reviews the adequacy of the Company's risk management policies and insurance coverage and (viii) reviews compliance with the Company's ethical conduct policy. The Audit Committee's members are Freeman A. Ford, Reatha Clark King and John J. Mauriel, Jr., all of whom are non-employee directors. The committee held six meetings during the fiscal year ended November 27, 1999.

    The Compensation Committee (i) reviews and establishes the Company's overall compensation programs and practices with respect to officers and directors and (ii) reviews and approves compensation for officers and key managers, including the Chief Executive Officer. The Compensation Committee's members are Norbert R. Berg, Edward L. Bronstien, Jr. and Lee R. Mitau, all of whom are non-employee directors. The committee held five meetings during the fiscal year ended November 27, 1999.

    The Corporate Governance Committee (i) recommends to the Board nominees for the Board of Directors, (ii) evaluates the performance of directors and is responsible for new director orientation and ongoing director education, (iii) recommends to the Board the election of executive officers, (iv) recommends to the Board appointments to, and the responsibilities of, Board committees, (v) reviews the Company's organizational structure and succession planning, (vi) evaluates the performance of the Chairman of the Board and the Chief Executive Officer, (vii) reviews the functioning of the Board and the fulfillment of its legal duties and makes recommendations regarding such matters to the Board, (viii) evaluates any shareholder proposals for inclusion into the Company's proxy statement and makes its recommendations to the Board, (ix) reviews any resignations submitted by directors and makes recommendations to the Board regarding acceptance or rejection and (x) reviews and approves committee charters. Recommendations by shareholders of potential director nominees may be addressed to the Corporate Governance Committee in care of the Secretary of the Company, who will forward such recommendations to the committee for consideration. The Corporate Governance Committee's members are Norbert R. Berg, Edward L. Bronstien, Jr., Lee R. Mitau and Albert P.L. Stroucken. The committee held five meetings during the fiscal year ended November 27, 1999.

    The Corporate and Public Responsibility Committee was established in 1998. The Committee's members are Anthony L. Andersen, Reatha Clark King and Rolf Schubert. The committee is currently developing its charter. The committee held two meetings during the fiscal year ended November 27, 1999.

    The Executive Committee acts only between meetings of the Board of Directors and is subject at all times to the control and direction of the Board. Within such limits, the Executive Committee may exercise all of the powers of the Board in the management of the business of the Company, except the power to (i) declare dividends, (ii) fill vacancies on the Board and (iii) adopt, amend or repeal the Company's Bylaws. The Executive

Committee's members are Anthony L. Andersen, Edward L. Bronstien, Jr. and Albert P.L. Stroucken. The committee held no meetings during the fiscal year ended November 27, 1999.

    The Finance Committee reviews and makes recommendations to the Board regarding (i) major financing programs, (ii) dividend policy, (iii) capital and operating budgets and policy, (iv) the purchase and sale of the Company's securities, (v) the financial aspects of acquisitions and divestitures, (vi) third-party guarantees and (vii) the level of overall borrowing authority. The Finance Committee's members are Anthony L. Andersen, Robert J. Carlson, Freeman A. Ford, Gail D. Fosler and Albert P.L. Stroucken. The committee held five meetings during the fiscal year ended November 27, 1999.

    The Retirement Plans Committee (i) oversees the funding of the Company's pension, thrift and retirement plans, (ii) defines investment policies and performance indices for such plans, (iii) may manage internally all or a portion of the funds for such plans, (iv) selects and removes investment fund managers, trustees and actuarial consultants for such plans, (v) annually reviews actuarial assumptions and computations to determine that the Company's contributions to such plans are adequate and (vi) makes recommendations to the Board regarding the Company's pension, thrift and retirement plans and trusts. The Retirement Plans Committee's members are Walter Kissling, John J. Mauriel, Jr., Rolf Schubert and Lorne C. Webster. The committee held four meetings during the fiscal year ended November 27, 1999.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Compensation Overview

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing and establishing overall compensation programs to ensure the Company's ability to attract, retain and motivate qualified executives and directors on a worldwide basis. The Company's strategy for achieving this objective includes establishing executive officer base pay and short-term and long-term incentive compensation targets at or above competitive levels. Base salary and short-term and long-term incentive compensation are based on a pay-for-performance philosophy. The Committee reviews, on an annual basis, national and regional compensation surveys to determine and establish competitive levels of compensation.

    The Committee believes that ownership of Company Common Stock by executive officers encourages long-term, strategic decision-making that is in the balanced best interests of the Company's constituents. The Committee has, therefore, established guidelines that set forth recommended levels of stock ownership by each executive officer. In support of this philosophy and to maintain alignment with marketplace practice, the Committee has adopted a long-term incentive program. The availability of long-term awards, which involve grants of performance units and nonqualified stock options, reflects the Committee's views regarding appropriate levels of stock ownership by the Company's executive officers. The size of awards is based upon an executive's established job grade, which takes into consideration the job's internal value, based on overall complexity and responsibility, and external value as reflected in a market competitiveness comparison. The value of performance units and nonqualified stock options is ultimately determined by the Value Creation performance, as described below, of the Company and the Company's stock price.

    The Committee currently consists of a Chair and two other non-employee directors, all of whom are elected by the Board of Directors. The Committee reviews and approves the compensation programs and practices, including base salaries, cash incentive programs and stock-based awards for the Company's Chief Executive Officer and other executive officers worldwide. The Committee has the authority to change the Company's compensation programs at any time. From time to time, the Committee hires experienced outside consultants to analyze and review the Company's compensation programs. The purpose of these reviews is to satisfy the Committee that the Company's compensation programs meet its stated objectives, including competitiveness.

Compensation of Executive Officers

    For fiscal year 1999, the Company's compensation program for its executive officers consisted of five basic elements: base salary; short-term incentive compensation comprised of two components (awards based on Company and/or business unit financial performance and individual achievement); and long-term incentive compensation comprised of two components (performance units and nonqualified stock options).

    Base Salary.  Base salaries for the Company's executive officers are generally determined from an assessment of external market pay and internal job value. Merit increases in base salary are tied to annual performance reviews and are generally subject to salary ranges based on market surveys relating to salaries for similar executive officer positions at companies with total revenues comparable to the Company's revenues. Certain of these comparable companies are among the companies included in the S&P Specialty Chemicals Index used in the graph under the caption "Total Shareholder Return Graphs" below. The Committee reviews and considers proposed merit increases for executive officers annually on an individual basis.

    Short-Term Incentive Awards.  Short-term incentive awards for executive officers are tied directly to Company and, in some cases, business unit financial performance and individual achievement. All executive officers of the Company participated in the short-term financial performance and individual achievement award plans for fiscal year 1999 described below.

    Short-term incentive awards for executive officers are based on the annual financial performance of the Company and, in some cases, the annual financial performance of a particular business unit. Performance targets are based on the Company's budget as approved annually by the Board of Directors. Executive officers are required to achieve targets based on Value Creation (the Company's measurement of economic profit) of the Company and, in some cases, of a particular business unit. In addition, no incentive payments are made unless the Company achieves a minimum return on sales target. In fiscal year 1999, the maximum bonus opportunity for the Company's executive officers (other than the Chief Executive Officer) under the Company's annual financial performance award program ranged from 33% to 50% of base salary. For fiscal year 1999, the executive officers (other than the Chief Executive Officer) received financial performance awards ranging from 8% to 28% of base salary. The awards were approved by the Committee based on the annual Value Creation target and return on sales financial performance of the Company and, in some cases, the annual financial performance of a particular business unit.

    In fiscal year 1999, the maximum bonus opportunity for the executive officers (other than the Chief Executive Officer) under the Company's individual achievement award program ranged from 16% to 25% of base salary. For fiscal year 1999, the executive officers (other than the Chief Executive Officer) received individual achievement awards ranging from 16% to 21% of base salary. The awards were granted by the Committee based on a subjective evaluation of each officer's performance.

    The aggregate amount of the financial performance and individual achievement awards is set for each executive officer such that the expected pay-out at target performance levels, together with such executive officer's base salary, would result in a salary and short-term incentive compensation package equal to or in excess of the market rate of such compensation for similar positions at comparable companies.

    Long-Term Incentive Awards.  Long-term incentive awards have been provided through the Company's Performance Unit Plan (the "Unit Plan") and nonqualified stock options. Under the Unit Plan, the Chief Executive Officer recommended and the Committee reviewed, modified as appropriate and approved an annual assignment of performance units to the Company's executive officers and other senior management employees. The units accrue value based on the cumulative achievement of Value Creation over the three-year performance period covering fiscal years 1999-2001. It is expected that future annual awards of performance units will result in a series of overlapping three-year performance periods. In recognizing the need to provide an annual incentive payment opportunity for fiscal years 1999 and 2000 until the Company has completed overlapping three-year performance periods, the units awarded for fiscal year 1999 also accrued value based on the achievement of a minimum return on sales target for fiscal years 1999 and 2000 separately. If, at the end of fiscal years 1999 and 2000 and at the end of the 1999-2001 performance period, the minimum return on sales and Value Creation targets, respectively, were achieved, each performance unit would be converted to a dollar value, and each participant's total dollar amount would be paid in cash. For the fiscal year 1999 performance period related to the Company's achievement of a minimum return on sales, cash awards paid to the Company's executive officers (other than the Chief Executive Officer) ranged from $33,330 to $49,995.

    Other long-term incentives in the form of nonqualified stock options are granted periodically in the Committee's discretion, following recommendations by the Chief Executive Officer, with the goal of establishing and retaining significant stock ownership by management. During fiscal year 1999, options were granted to all executive officers pursuant to the Company's 1992 Stock Incentive Plan (the "Stock Incentive Plan"). The options vest in four annual installments (25% vesting each year) and have a 10-year term.

Compensation of the Chief Executive Officer

    Albert P.L. Stroucken.  Mr. Stroucken became President and Chief Executive Officer of the Company on April 15, 1998. The Company and Mr. Stroucken entered into an employment agreement, dated as of April 16, 1998, which is described in this Proxy Statement under the heading, "Executive Compensation—Employment Agreements."

    Mr. Stroucken's total compensation package is designed to be competitive with compensation provided to chief executive officers at chemical manufacturing and allied products companies with total revenues comparable to the Company's revenues. Mr. Stroucken's salary is reviewed periodically by the Committee and may be increased from time to time as determined by the Committee to reflect Mr. Stroucken's contributions to the Company, the Company's performance, competitive practice and general market conditions. Based on consideration of the above-mentioned factors, the Committee approved a 3.5% increase to Mr. Stroucken's salary during the fiscal year.

    Under the terms of Mr. Stroucken's employment agreement, Mr. Stroucken has the opportunity to earn up to 100% of his base salary under the two components of his annual short-term incentive plan. For fiscal year 1999, Mr. Stroucken was eligible to earn an incentive award of up to 67% of his base salary based on the Company's Value Creation improvement goal, with an award of 50% of his base salary paid if 100% of the Value Creation improvement goal was achieved and an award of 67% of his base salary paid if 120% of the Value Creation improvement goal was achieved. If the Company achieved at least 80% of the Value Creation improvement goal and a minimum return on sales of 4%, then an award of 25% of base salary was eligible to be paid. For fiscal year 1999, Mr. Stroucken received a financial performance award equal to 25% of base salary. Mr. Stroucken's award was approved by the Committee based on the annual Value Creation and return on sales financial performance of the Company. Mr. Stroucken also was eligible to earn an award of up to 33% of his base salary under his individual achievement award program. For fiscal year 1999, Mr. Stroucken received an individual achievement award equal to 28% of base salary. Mr. Stroucken's award was approved by the Committee based on a subjective evaluation of the Chief Executive Officer's annual performance.

    In fiscal year 1998, Mr. Stroucken was granted 20,000 shares of restricted Common Stock of the Company which vest on April 16, 2002, subject to Mr. Stroucken's continued employment with the Company. The shares vest earlier in two separate installments of 10,000 shares each if the Company achieves a consolidated net return on sales (excluding restructuring charges) of at least 4% for fiscal year 1999 and at least 5% for fiscal year 2000. As a result of the Company having achieved at least 4% return on sales for fiscal year 1999, 10,000 shares of restricted stock vested on January 13, 2000 pursuant to the terms of Mr. Stroucken's 1998 Restricted Stock Award Agreement.

    Under the terms of the Company's Performance Unit Plan, as described above, Mr. Stroucken received an annual assignment of 5,000 performance units, which will accrue value based on the cumulative achievement of Value Creation over the three-year performance period covering fiscal years 1999-2001. Under the Unit Plan, Mr. Stroucken also received an annual incentive payment in the amount of $166,650, based on the Company achieving a minimum net consolidated return on sales of 4% for fiscal year 1999, as described above. Mr. Stroucken's award was approved by the Committee based on the Company having achieved at least a 4% return on sales in fiscal year 1999.

Deductibility of Executive Compensation

    Internal Revenue Code Section 162(m) limits the ability of the Company to deduct certain compensation in excess of $1,000,000 paid to current executive officers named in the Summary Compensation Table below. In the event that compensation paid by the Company to any executive officer of the Company during the current or any subsequent fiscal year exceeds $1,000,000, such excess may not qualify as a tax deduction for the Company under the provisions of Section 162(m). The Company is seeking shareholder approval of the Company's Year 2000 Stock Incentive Plan, as required by Section 162(m), so that compensation attributable to stock options and certain other awards under the 2000 Plan may be excluded from the $1,000,000 limitation. See "Proposal to Approve H.B. Fuller Company Year 2000 Stock Incentive Plan" in this Proxy Statement.

    The Committee believes that discretionary control over certain aspects of executive compensation is critical to the overall compensation philosophy of the Company, which is to attract, retain and motivate executive officers and other key employees in a manner that furthers the best interests of all of the Company's stakeholders. Guided by this philosophy, the Committee has reviewed, and will continue to review as circumstances change, the effects of the Section 162(m) limit on the deductibility of amounts paid under the Company's compensation programs and will do whatever it considers to be in the best balanced interests of the Company's constituencies.

                      Mr. Norbert R. Berg
                      Mr. Edward L. Bronstien, Jr.
                      Mr. Lee R. Mitau
                      Members of the Compensation Committee

Summary Compensation Table

    The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended November 27, 1999 awarded to or earned by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company.

Long-Term Compensation Awards
Annual Compensation
						Restricted Stock Awards(3) ($)	Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Other Annual Compensation ($)				All Other Compensation(4) ($)
Albert P.L. Stroucken Chairman of the Board, President and Chief Executive Officer	1999 1998 1997	621,000 381,923 —	497,674 300,000 —	0 122,580 —	(6)	0 1,261,250 —	33,069 0 —	4,800 3,054 —
John T. Ray, Jr. Senior Vice President General Manager North American ASC	1999 1998 1997	380,170 353,710 340,106	221,508 78,000 90,000	0 0 0		0 75,375 81,750	9,921 0 0	4,800 4,757 6,675
Alan R. Longstreet Senior Vice President Performance Products	1999 1998 1997	263,322 231,838 218,906	155,455 40,000 40,875	50,017 342,736 290,813	(7) (8) (9)	0 75,375 81,750	9,921 0 0	4,800 4,800 6,675
Lars T. Carlson Senior Vice President Manufacturing Integration	1999 1998 1997	269,342 260,990 255,337	120,866 79,000 70,000	0 0 0		0 75,375 81,750	6,614 0 0	4,786 4,800 6,675
Peter Koxholt(5) Group President, General Manager Europe	1999 1998 1997	230,218 — —	130,598 — —	0 — —		42,500 — —	6,614 — —	0 — —

(1)
Includes cash compensation deferred at the election of the executive officer under the terms of the Company's Thrift Plan.
(2)
The bonus amounts were paid pursuant to the Company's short-term incentive plans described above in the Compensation Committee Report on Executive Compensation. The amounts also include payments made under the Performance Unit Plan for the 1999 performance period.
(3)
The Company issues restricted stock and restricted stock units under the Company's 1992 Stock Incentive Plan. Restricted stock represents shares of the Company's Common Stock held by the Company on behalf of the participant. Each restricted stock unit represents the right to receive one share of the Company's Common Stock. Restricted stock and restricted stock units will be forfeited and reacquired by the Company unless the participant remains in the continuous employment of the Company or an affiliate of the Company for a period of ten years from the date of grant (or four years in the case of shares held by Mr. Stroucken—see "Compensation Committee Report on Executive Compensation"). However, the restricted stock and restricted stock units will vest earlier in the event of death, disability or retirement, or a change in control of the Company, or as otherwise authorized by the Compensation Committee. Dividends are paid on restricted stock and dividend equivalents accrue with respect to restricted stock units at the same rate as paid to all holders of the Company's Common Stock, but in the form of additional shares of restricted stock or restricted stock units, as the case may be, rather than cash. The value of each award shown in the table was determined by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares or units awarded. As of November 27, 1999, Mr. Stroucken held a total of 20,543 shares of restricted stock (including accrued dividend shares) having a then current value of $1,114,458, Mr. Ray held a total of 9,581 shares of restricted stock (including accrued dividend shares) having a then current value of $519,769, Mr. Longstreet held a total of 4,900 shares of restricted stock (including dividend shares) having a then current value of $265,825 and a total of 4,680 restricted stock units (including accrued dividend equivalents) having a then current value of $253,890, Mr. Carlson held a total of 6,341 shares of restricted stock (including accrued dividend shares) having a then current value of $343,999 and a total of 3,240 restricted stock units (including accrued dividend equivalents) having a then current value of $175,770, and Mr. Koxholt held a total of 1,010 restricted stock units (including accrued dividend equivalents) having a then current value of $54,793.

(4)
Amounts include (i) the Company's matching contributions under the terms of the Company's Thrift Plan (a 401(k) plan), including the following amounts for fiscal year 1999: Mr. Stroucken ($4,800), Mr. Ray ($4,800), Mr. Longstreet ($4,800), and Mr. Carlson ($4,786) and (ii) the following amounts contributed by the Company for fiscal year 1997 under the Company's Profit Share Plus Plan, a non-leveraged employee stock ownership plan: Mr. Ray ($1,875), Mr. Carlson ($1,875) and Mr. Longstreet ($1,875). No amounts were contributed under the Profit Share Plus Plan for fiscal years 1998 and 1999. The amount contributed by the Company to each employee's account under the Profit Share Plus Plan is calculated according to a predetermined formula. The Company's contributions are made in cash, Company Common Stock or a combination of cash and Common Stock. Substantially all of the assets of the Profit Share Plus Plan are invested in Common Stock of the Company. A participant is fully vested in the balance of his or her account upon the occurrence of certain specified circumstances, including a change in control of the Company or the completion of five years of continuous service. Each of the individuals named in the Summary Compensation Table is fully vested in the balance of his account. Distribution of a participant's vested account balance is made only upon the termination of employment.
(5)
Mr. Koxholt's salary and bonus reflect the foreign exchange rates in effect when the salary and bonus were paid.
(6)
This amount includes a $100,000 transition allowance paid to Mr. Stroucken under the terms of his employment agreement.
(7)
This amount includes $33,542 paid to Mr. Longstreet under the Company's international service assignment policy.
(8)
This amount includes $329,120 paid to Mr. Longstreet under the Company's international service assignment policy.
(9)
This amount includes $289,407 paid to Mr. Longstreet under the Company's international service assignment policy.

Option Grants in Fiscal Year 1999

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Individual Grants
	Number of Securities Underlying Options Granted (#)(1)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Or Base Price ($/Sh)	Expiration Date	5%(2) ($)	10%(2) ($)
Albert P.L. Stroucken	33,069	14.6%	$43.00	12/02/08	894,267.41	2,266,249.18
John T. Ray, Jr.	9,921	4.4%	$43.00	12/02/08	268,288.33	679,895.31
Alan R. Longstreet	9,921	4.4%	$43.00	12/02/08	268,288.33	679,895.31
Lars T. Carlson	6,614	2.9%	$43.00	12/02/08	178,858.89	453,263.54
Peter Koxholt	6,614	2.9%	$46.875	01/04/09	194,457.05	492,792.34

(1)

The options have an exercise price equal to the market price of the Company's Common Stock on the date of grant and become exercisable 25% per year, on a cumulative basis, beginning one year after the date of the grant. Such options become immediately exercisable, however, upon (a) death, disability or retirement of the holder or (b) a change of control (defined as certain changes in the Company's Board of Directors, certain concentrations of voting power, certain mergers, sales of corporate assets, statutory share exchanges or similar transactions, or a liquidation or dissolution of the Company).

(2)

The assumed 5% and 10% annual rates of appreciation over the terms of the options are set forth in accordance with rules and regulations of the U.S. Securities and Exchange Commission and do not represent the Company's estimates of stock price appreciation.

Aggregated Option Exercises in Fiscal Year 1999 and Fiscal Year End Option Values

    The following table summarizes information with respect to stock option exercises by the executive officers named in the Summary Compensation Table above during fiscal year 1999 and the value of stock options held by such officers at the end of fiscal year 1999.

				Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(2)
	Shares Acquired on Exercise	Value Realized ($)
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
Albert P.L. Stroucken	0	0		8,267	24,802	$93,004	$279,023
John T. Ray, Jr.	0	0		2,480	7,441	$27,900	$83,711
Alan R. Longstreet	7,875	$432,968	(1)	2,480	7,441	$27,900	$83,711
Lars T. Carlson	0	0		8,216	4,961	$280,569	$55,811
Peter Koxholt	0	0		0	6,614	$0	$48,778

(1)

Fair market value of securities underlying options on the date of exercise minus the exercise price.

(2)

The value was determined by subtracting the exercise price per share from the closing market price per share of the Company's Common Stock on November 29, 1999.

Long-Term Incentive Plan—Awards in Last Fiscal Year

    The following table reflects awards made during fiscal year 1999 to the executive officers named in the Summary Compensation Table above pursuant to the Company's Unit Plan, as described above in the Compensation Committee Report on Executive Compensation.

		Performance or Other Period Until Maturation or Payout
			Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number of Shares, Units or Other Rights(1)
		Fiscal Years	Target	Maximum
Albert P.L. Stroucken	5,000	1999-2001	$500,000	$665,000
John T. Ray, Jr.	0	1999-2001	0	0
Alan R. Longstreet	1,500	1999-2001	$150,000	$199,500
Lars T. Carlson	1,000	1999-2001	$100,000	$133,000
Peter Koxholt	1,000	1999-2001	$100,000	$133,000

(1)

The performance units are denominated and payable in dollars. As of the last day of the performance period, the participant's performance units are converted to a dollar value and paid in cash.

Retirement Plans

    The Company's Retirement Plan (the "United States Plan") is a defined benefit, tax qualified plan that provides noncontributory benefits for U.S. employees. The amount of plan benefits is determined by a formula based on the employee's highest average compensation, including commissions and bonuses, during five of the final ten years of credited service. The amount of compensation covered by the United States Plan is limited by requirements of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company's Supplemental Executive Retirement Plan (the "Supplemental Plan") provides for the payment of additional amounts to certain key employees of the Company and its subsidiaries (including the executive officers named in the Summary Compensation Table) so that they will receive in the aggregate the benefits they would have been entitled to receive under the United States Plan without the limitations imposed by the Internal Revenue Code or ERISA. The Supplemental Plan is an unfunded plan. However, the Company has placed funds in a trust that remain subject to claims of the Company's creditors but otherwise are intended to provide Supplemental Plan benefits. The Supplemental Plan provides a specified level of retirement income based on a participant's length of service and final average compensation (as defined in the Supplemental Plan), which amount is offset by retirement income from certain other sources.

    The following table shows the estimated annual benefits on a straight line annuity basis payable to the executive officers named in the Summary Compensation Table with 15 or more years of service upon normal retirement under the United States Plan and the Supplemental Retirement Plan.

Final Average Compensation	Annual Benefits
$225,000	$96,024
$300,000	$133,524
$375,000	$171,024
$450,000	$208,524
$525,000	$246,024
$600,000	$283,524
$675,000	$321,024
$750,000	$358,524
$825,000	$396,024
$900,000	$433,524
$975,000	$471,024
$1,050,000	$508,524
$1,125,000	$546,024
$1,200,000	$583,524

    The maximum number of years of service for which pension benefits accrue under the Supplemental Plan is 15. Mr. Ray, Mr. Longstreet and Mr. Carlson each had more than 15 years of service as of November 27, 1999, and their covered compensation under the Plans for the fiscal year ended November 27, 1999 was equal to the base salary and bonus amounts set forth in the Summary Compensation Table.

    Mr. Stroucken and Mr. Koxholt participate in the United States Plan and the Supplemental Plan. Mr. Koxholt also participates in the standard German pension plan, which benefits will be set off against any benefits payable under the United States Plan and the Supplemental Plan. Under the terms of their employment agreements with the Company, they were each credited with 15 years of service under the Supplemental Plan.

Employment Agreements

    Albert P.L. Stroucken.  On April 16, 1998, the Company entered into an employment agreement with Mr. Stroucken pursuant to which Mr. Stroucken became employed as President and Chief Executive Officer of the Company for an initial term of three years. The term of employment is automatically extended on a daily basis, so that the term of employment continues to be three years (but not later than March 31, 2004), unless the Company or Mr. Stroucken gives notice to the other that the term will not be extended. Under the terms of the agreement, Mr. Stroucken's employment will terminate on March 31, 2004 unless the Company and Mr. Stroucken agree to extend it beyond that date.

    In addition to Mr. Stroucken's annual base salary, his employment agreement provides for an annual bonus opportunity to earn up to 100% of his base salary if performance goals to be determined by the Compensation Committee are met, participation in the Company's long-term incentive program and employee benefit plans, and specified perquisites. The employment agreement prohibits Mr. Stroucken from disclosing confidential information and engaging in certain activities competitive with the Company.

    In the event of Mr. Stroucken's death or disability during the term of the employment agreement, the Company will pay to Mr. Stroucken's spouse or estate, as the case may be, three equal annual installments, each in an amount equal to the sum of (i) Mr. Stroucken's average annual base salary over the preceding two years plus (ii) Mr. Stroucken's average annual bonus over the preceding two years. In the event that Mr. Stroucken's employment terminates on March 31, 2004 in accordance with the terms of the employment agreement, or during the term of the employment agreement the Company terminates Mr. Stroucken's employment without cause or Mr. Stroucken terminates his employment for good reason, the Company will pay to Mr. Stroucken three equal annual installments, each in an amount equal to the sum of (i) Mr. Stroucken's average annual base salary over the preceding two years plus (ii) Mr. Stroucken's average annual bonus over the preceding two years and will provide him with certain benefits and perquisites for a three-year period.

    If within one year after a change in control of the Company Mr. Stroucken's employment is terminated by either Mr. Stroucken or the Company for any reason other than cause, or if within three years after a change in control (i) the Company terminates Mr. Stroucken's employment without cause or (ii) Mr. Stroucken terminates his employment for good reason, the Company will pay to Mr. Stroucken a lump sum payment equal to three times the sum of (i) Mr. Stroucken's annual base salary (at the highest rate in effect at any time during the three months prior to the date of the change in control) plus (ii) the largest amount of Mr. Stroucken's annual bonus awarded in any of the three years preceding the date of the change in control. In addition, the Company will provide Mr. Stroucken with certain benefits and perquisites for a three-year period following such termination of employment. In the event that such payments by the Company to Mr. Stroucken are subject to any excise tax, the Company is obligated to reimburse Mr. Stroucken for the amount of the excise tax and for any taxes imposed upon such reimbursement.

    Other Executive Officers.  The Company currently has employment agreements with Mr. Ray, Mr. Longstreet, Mr. Carlson and Mr. Koxholt prohibiting disclosure of confidential information, prohibiting the employee from engaging in certain competitive activities for a specified period up to 36 months after termination of employment, and requiring the assignment to the Company of certain discoveries and inventions developed by the employee. The employment agreements have indefinite terms. The employment agreements also provide that under certain circumstances the Company will compensate the employee during the non-competition period in an amount equal to the difference between (i) the amount of monthly compensation subsequently earned and (ii) monthly basic compensation (as defined in the agreement) from the Company at the time of termination of employment. As of November 27, 1999, the monthly basic compensation for Mr. Ray, Mr. Longstreet, Mr. Carlson and Mr. Koxholt which would be offset by the amount of monthly compensation subsequently earned was $30,508, $21,944, $22,445 and $21,921 respectively.

Change in Control Arrangements

    The Company has entered into a change in control agreement with each of the executive officers named in the Summary Compensation Table above (other than Mr. Stroucken who has a change in control agreement within his employment agreement, as described above). The one-year term of each agreement is automatically extended on a daily basis, so that the term continues to be one year, unless the Company gives notice to the officer that the term will not be extended. Upon the occurrence of a change in control of the Company, the term of the agreement is automatically extended to the third anniversary of the date on which the change in control occurs. If during such three-year period the officer's employment is terminated by the Company for any reason other than cause or disability or the officer terminates his or her employment for good reason, or if the officer terminates his or her employment for any reason during the 90-day period following the first anniversary of the occurrence of a change in control, the Company will pay to the officer a lump sum payment equal to three times the sum of (i) the officer's annual base salary (at the highest rate in effect at any time during the three months prior to the date of the change in control) plus (ii) the largest amount of the officer's annual bonus payable for any fiscal year during the period commencing three years prior to the date of the change in control and ending on the date of the officer's termination of employment. In addition, the officer is entitled to medical and dental benefits for a three-year period following such termination of employment and certain perquisites. In the event that such payments and benefits to the officer are subject to an excise tax imposed by the Internal Revenue Code and the amount of the officer's "parachute payments" (as defined in the Code) does not exceed 330% of the officer's "base amount" (as defined in the Code), then such payments and benefits will be adjusted so that the amount of the parachute payments equals 299% of such base amount. In the event that such payments and benefits exceed 330% of the officer's base amount, the Company is obligated to reimburse the officer for the amount of any excise taxes imposed on such payments and benefits and for any taxes imposed upon such reimbursement.

    The Company has certain other compensatory arrangements with its executive officers which will result from a change in control of the Company. The Company's Supplemental Executive Retirement Plan provides that if within three years after a change in control the officer's employment is terminated by the Company without cause or the officer terminates his or her employment for good reason, or if the officer terminates his or her employment for any reason during the 90-day period following the first anniversary of the occurrence of a change in control, then five years shall be added to the officer's age and five years shall be added to the officer's years of credited service for purposes of determining benefits under the Plan. If an officer's employment terminates as described above and the officer is not entitled to a benefit under the Plan, then the officer shall be paid an annual benefit equal to 25% of his or her final average compensation, regardless of age or years of credited service.

    In addition, in the event of a change in control of the Company, all shares of restricted stock, all restricted stock units and any unvested stock options outstanding under the Company's stock incentive plans immediately vest in full.

Exchange Agreement

    On July 18, 1996, the Company and Elmer L. Andersen, the holder of 45,900 shares of the Company's Series A Preferred Stock (which constitute all of the outstanding shares of Series A Preferred Stock), entered into an Exchange Agreement (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the Company has agreed, in the event any rights to purchase Common Stock (the "Rights") issued pursuant to the Company's Shareholder Rights Plan (the "Rights Plan") are distributed under the Rights Plan, to issue 45,900 shares of Series B Preferred Stock in exchange for the 45,900 shares of Series A Preferred Stock. The Series B Preferred Stock, which was authorized by the Company's Board of Directors on July 18, 1996, has the same rights and preferences as the Series A Preferred Stock, except for the voting rights provisions. As in the case of the Series A Preferred Stock, the Series B Preferred Stock initially has 80 votes per share (as compared to the Company's Common Stock which has one vote per share). However, upon exercise or exchange of any Rights pursuant to the Rights Plan, the voting power of the Series B Preferred Stock will be increased such that the issuance of Common Stock pursuant to the exercise or exchange of Rights pursuant to the Rights Plan will not diminish the voting power of the Series B Preferred Stock. The Exchange Agreement will terminate at such time as Mr. Andersen, his spouse, his children and his more remote issue and their spouses (collectively, "Andersen Family Members") do not own a majority of the outstanding shares of the Series A Preferred Stock. In addition, any shares of Series B Preferred Stock held by a person who is not an Andersen Family Member will be entitled to only one vote per share.

TOTAL SHAREHOLDER RETURN GRAPHS

    Set forth below are two graphs: the first comparing the yearly cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and the S&P Specialty Chemicals Index, and the second comparing the yearly cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index, which includes the Company.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	CUMULATIVE TOTAL RETURN
	BASED ON REINVESTMENT OF $100 BEGINNING NOVEMBER 30, 1994
	H.B. Fuller Co.	S&P 500(R)	S&P(R) Chemicals (Specialty) Index
Nov-94	$100	$100	$100
Nov-95	$102	$137	$136
Nov-96	$153	$175	$147
Nov-97	$161	$225	$164
Nov-98	$145	$278	$152
Nov-99	$191	$337	$148
*Total return assumes reinvestment of all dividends

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	CUMULATIVE TOTAL RETURN
	BASED ON REINVESTMENT OF $100 BEGINNING NOVEMBER 30, 1994
	H.B. Fuller Co.	S&P(R) MidCap 400 Index
Nov-94	$100	$100
Nov-95	$102	$132
Nov-96	$153	$157
Nov-97	$161	$201
Nov-98	$145	$213
Nov-99	$191	$258
*Total return assumes reinvestment of all dividends

RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to be the Company's auditors for the fiscal year ending December 2, 2000. PricewaterhouseCoopers LLP served as the Company's auditors for the fiscal year ended November 27, 1999. If the Board of Directors' appointment of auditors is not ratified by the shareholders, the Board of Directors intends to reconsider that appointment. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders. Proxies will be voted in favor of ratification of the appointment of the auditors unless otherwise specified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

PROPOSAL TO APPROVE H.B. FULLER COMPANY YEAR 2000
STOCK INCENTIVE PLAN

Introduction

    The Company's Board of Directors adopted, upon recommendation of the Compensation Committee of the Board, the Year 2000 Stock Incentive Plan (the "2000 Plan"), effective as of October 14, 1999, subject to shareholder approval at the Annual Meeting. The 2000 Plan provides for the grant of stock-based awards to employees, officers, consultants and independent contractors of the Company as determined by the Compensation Committee of the Board. However, non-employee directors of the Company may not participate in the Plan. Generally, the consideration to be received by the Company for awards under the 2000 Plan will be the participants' past, present or expected future contributions to the success of the Company.

    The Compensation Committee and the Board of Directors believe that the continuation of stock-based compensation programs is a key element in achieving the Company's continued financial and operational success.

    The Board of Directors adopted the 2000 Plan in consideration of the small number of shares remaining available for awards to officers and employees under the Company's existing stock-based award plans. The Company's existing stock-based award plans for officers and employees are the 1987 Stock Incentive Plan (the "1987 Plan") and the 1992 Stock Incentive Plan (the "1992 Plan"). Both of these plans were approved by the Company's shareholders. As of January 31, 2000, only 74,351 shares remained available for awards under the 1992 Plan and no further awards may be made under the 1987 Plan. Non-employee directors are granted awards under the 1998 Directors' Stock Incentive Plan (the "Directors' Plan"), which was approved by the Company's shareholders in April 1998. If the 2000 Plan is approved by the Company's shareholders, no additional awards will be granted under the 1992 Plan. However, all outstanding awards under the 1992 Plan, as well as the 1987 Plan, will continue in accordance with their terms. The Directors' Plan will continue to remain in effect.

    The 2000 Plan has been designed to meet the requirements of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding the deductibility of executive compensation. The following summary of the 2000 Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.

Summary of the 2000 Plan

    Purpose.  The purpose of the 2000 Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants and independent contractors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company, and to offer such persons other incentives to put forth maximum efforts for the success of the Company's business.

    Administration.  The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee") comprised of at least the number of directors as is required to permit awards granted under the 2000 Plan to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Each member of the Committee will be a "Non-Employee Director" within the meaning of Rule 16b-3. The Committee will have full power and authority to make awards under the 2000 Plan, to determine when and to whom awards will be granted, and to determine the form, amount and other terms and conditions of each award, consistent with the provisions of the 2000 Plan. Subject to the provisions of the 2000 Plan, the Committee may amend or waive the terms and conditions of an outstanding award but may not adjust or amend the exercise price of outstanding stock options or stock appreciation rights. The Committee will have full authority to interpret the 2000 Plan and establish rules and regulations for the administration of the 2000 Plan.

    Eligibility and Number of Shares.  All employees, officers, consultants and independent contractors (other than non-employee directors) of the Company and its affiliates will be eligible to receive awards under the 2000 Plan at the discretion of the Committee. The 2000 Plan provides for the issuance of up to 1,500,000 shares of the Company's Common Stock subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company or other similar changes in the corporate structure or stock of the Company. Shares of the Company's Common Stock subject to awards under the 2000 Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the 2000 Plan. Shares of the Company's Common Stock used by a participant as full or partial payment to the Company of the purchase price relating to an award or in connection with the satisfaction of tax obligations relating to an award will also again be available for awards under the 2000 Plan.

    Of the 1,500,000 shares of the Company's Common Stock authorized under the 2000 Plan, a maximum of 300,000 shares will be available for issuance pursuant to awards of restricted stock or restricted stock units. In addition, no participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Company's Common Stock, relating to more than 150,000 shares in the aggregate in any calendar year. The number and types of awards that will be granted under the 2000 Plan are not determinable as the Committee will make such determinations in its sole discretion.

    Types Of Awards and Certain Terms and Conditions.  The types of awards that may be granted under the 2000 Plan are restricted stock, restricted stock units, stock options, stock appreciation rights, performance awards, dividend equivalents, other stock-based awards and any combination of these. The 2000 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the holder. Awards may be transferred only by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted. However, the Committee may permit a participant to transfer certain stock options which may be exercised by someone other than the participant.

    Restricted Stock and Restricted Stock Units.  The Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Committee may impose. Shares of restricted stock granted under the 2000 Plan will be evidenced by stock certificates, which will be held by the Company, and the Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock of the Company and may include, if so determined by the Committee, the value of any dividends or other rights or property received by shareholders after the date of grant of the restricted stock unit. The Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

    Stock Options.  Incentive stock options meeting the requirements of Section 422 of the Code and non-qualified stock options may be granted under the 2000 Plan. The Committee will determine the exercise price of any option granted under the 2000 Plan, but in no event will the exercise price be less than 100% of the fair market value of the Company's Common Stock on the date of grant. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. Stock options will be exercisable at such times as the Committee determines. The Committee may also grant reload options, which would provide for a new option to be granted to a participant when the participant pays the exercise price of a previously granted option, and/or the applicable income tax amount payable upon exercise, in shares of Common Stock. Reload options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any option granted under the Plan or any other stock option plan of the Company at the time of grant. Reload options will have a per share exercise price equal to the fair market value of one share of Common Stock on the date of grant of the option. Any reload option will be subject to availability of sufficient shares for grant under the Plan.

    Stock Appreciation Rights.  The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or other form of payment, as determined by the Committee.

    Performance Awards.  A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Committee will establish the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

    Dividend Equivalents.  An award of dividend equivalents will entitle the holder to receive payments equivalent to the amount of cash dividends paid by the Company to its shareholders with respect to a number of shares determined by the Committee. Dividend equivalents may be payable in cash, shares of stock or other securities, or other awards or property and will be subject to such terms and conditions as determined by the Committee.

    Other Stock-Based Awards.  The Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee will determine the terms and conditions of such award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award.

    Duration, Termination and Amendment.  The 2000 Plan (but not awards outstanding under the 2000 Plan) will terminate October 14, 2009 if the 2000 Plan is approved by the shareholders of the Company, and no awards may be granted after that date. The 2000 Plan permits the Board of Directors to amend or terminate the 2000 Plan at any time, except that prior shareholder approval will be required for any amendment to the 2000 Plan that (i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc., (ii) permits repricing of outstanding stock options or stock appreciation rights granted under the 2000 Plan, (iii) increases the number of shares authorized under the 2000 Plan or (iv) permits the award of stock options or stock appreciation rights under the 2000 Plan with an exercise price less than 100% of the fair market value of a share of Common Stock on the date of grant.

Federal Tax Consequences

    The Company has been advised by its counsel that awards made under the 2000 Plan generally will result in the following tax consequences for United States citizens under current United States federal income tax laws.

    Incentive Stock Options.  A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2000 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

    Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

    The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

    Non-qualified Stock Options.  A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a stock option is granted under the 2000 Plan. Generally, at the time of exercise of a stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon disposition of the share, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

    Restricted Stock.  Unless a recipient files an election to be taxed under Section 83(b) of the Code, generally (i) the recipient will not realize income upon the grant of restricted stock, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire and (iii) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. When the recipient disposes of the shares, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss.

    Stock Appreciation Rights, Restricted Stock Units, Performance Awards, Dividend Equivalents and Other Stock-Based Awards.  Generally (i) a recipient will not realize income upon the grant of a stock appreciation right, restricted stock unit, performance award, dividend equivalent or other stock-based award, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, a combination of cash and shares, or other property are delivered to the recipient upon exercise of a stock appreciation right or in payment of a restricted stock unit, performance award, dividend equivalent or other stock-based award and (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock or other property received. When the recipient disposes of the shares, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss.

    Exercise of Awards.  Special rules may apply in the case of participants subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

    Withholding.  The 2000 Plan permits the Company to require a recipient receiving shares of Common Stock under the 2000 Plan to pay the Company in cash an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a recipient to cover withholding obligations through a reduction in the number of shares delivered to such recipient or by delivery to the Company of shares already owned by the recipient.

Vote Required For Approval

    The affirmative vote of a majority of the combined voting power of the Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required for approval of the 2000 Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the 2000 Plan, unless shareholders specify a contrary choice in their proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL OF THE 2000 PLAN

PROPOSAL TO APPROVE H.B. FULLER COMPANY KEY EMPLOYEE
DEFERRED COMPENSATION PLAN

Introduction

    On October 14, 1999, the Company's Board of Directors adopted, upon recommendation of the Compensation Committee of the Board, the Key Employee Deferred Compensation Plan (the "Plan"). The Plan permits participants to defer eligible compensation and/or cash incentive compensation which will be paid in the form of dollars or shares of Company Common Stock on the date or dates selected by the participant or on such other date or dates specified in the Plan. The Plan is in effect for compensation earned on or after January 1, 2000. The Plan is being submitted to the Company's shareholders for approval in order to comply with the requirements of the National Association of Securities Dealers, Inc. regarding the issuance of up to 100,000 shares of Company Common Stock under the Plan. If the shareholders do not approve the Plan, the Plan will remain in effect except for provisions relating to the distribution of shares of Common Stock.

Summary of the Plan

    The following summary of the Plan is qualified in its entirely by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit B and Exhibit B-1.

    Purpose.  The purpose of the Plan is to assist the Company in retaining key employees, encouraging their long-term commitment to the Company's success, and attracting key employees by offering them an opportunity to defer compensation and to participate in the success of the Company, and in the increase in the value of the Company. The Plan is a non-qualified deferred compensation plan which is not subject to the qualification requirements of Section 401(a) of the Code and which allows participants to defer compensation until a future date.

    Administration.  The Company is the administrator of the Plan. However, the Compensation Committee of the Board of Directors of the Company (the "Committee") has the authority to act on behalf of the Company with respect to Plan administration. The Committee has the authority and power to establish and revise rules, procedures and regulations relating to the Plan, determine the conditions subject to which any Plan benefits may be payable, resolve all questions concerning the status and rights of participants under the Plan, including eligibility for benefits, interpret and construe provisions of the Plan and make any other determinations which the Committee believes are necessary or advisable for the administration of the Plan.

    Eligibility.  Only certain management level and highly compensated employees of the Company and participating affiliates who are compensated at or above a specified pay grade are eligible to participate in the Plan, subject to approval of the Committee. Currently, there are approximately 35 employees who are eligible to participate in the Plan. In addition, the Committee may also designate other management level or highly compensated employees to participate in the Plan.

    Plan Benefits and Certain Terms and Conditions.  Participation in the Plan is voluntary. Under the Plan, a participant may elect to defer receipt of part or all of his or her eligible compensation, short-term incentive plan awards, and/or performance unit plan awards. The deferral elections for the first year must be made before January 1, 2000, the beginning of the period of service for which the compensation is payable, provided that the participant is entitled to receive such compensation. An election for any calendar year must be made before December 31 of the year preceding the year in which such compensation is expected to be earned. The Plan is an unfunded, "book-entry" Plan and the benefits payable under the Plan are unsecured obligations of the Company to pay deferred compensation in the future in accordance with the terms of the Plan. The deferred compensation obligations will rank equally with other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

    Eligible compensation deferred by participants is credited with earnings and investment gains and losses based on hypothetical investments in one or more investment options selected by the participant. The investment options include various investment funds with different degrees of risk, including Company Common Stock. Investments in a participant's Common Stock account are designated in units and no shares of Common Stock will be issued until the participant receives a distribution from the Plan. Participants may reallocate amounts among the various investment options periodically, subject to acceptance by the Committee. Amounts deferred are not actually invested in the investment options available under the Plan. Rather, a grantor trust (commonly known as a "Rabbi Trust"), which has been created in connection with the Plan, will hold Plan assets and the assets will be invested in variable universal life insurance contracts on the lives of the participants. The Rabbi Trust is the owner and beneficiary of the life insurance policies.

    If a participant elects to allocate deferral amounts to his or her Company Common Stock account, the Company will make an additional contribution equal to 10% of such deferral amount to a Company Matching Stock Account for the participant at the time of such allocation. The Company will also credit a participant's Company Matching Stock Account with certain amounts specified in the Plan related to and reduced by matching contributions under the Company's Thrift Plan. The Plan provides that the Company may credit a participant's Company Common Stock Account with additional amounts, at its sole discretion. Participants are 100% vested at all times in the amounts credited to their accounts under the Plan.

    The amounts of benefits payable in the future under the Plan are not determinable because such benefits depend upon the amount of compensation each participating employee elects to defer and the percentage of compensation that the Company, at its sole discretion, may determine to credit to the accounts of the participants. Subject to shareholder approval and applicable securities laws requirements, amounts in participants' Company Common Stock Accounts will be distributed in shares of Common Stock. A total of 100,000 shares has been reserved under the Plan for distribution, subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. Amounts in participants' other accounts will be paid in cash upon distribution.

    A participant's rights to receive payments of deferred compensation may not be sold, assigned, transferred, pledged, garnished or encumbered.

    Duration and Amendment.  The Company reserves the right to amend, alter or wholly revise the Plan at any time, including the right to completely terminate the Plan and distribute the benefits payable under the Plan to the participants in the Plan. No amendment will reduce the benefits credited to any participant's account as of the date of such amendment.

Vote Required for Approval

    The affirmative vote of a majority of the combined voting power of the Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required for approval of the Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the Plan, unless shareholders specify a contrary choice in their proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
APPROVAL OF THE KEY EMPLOYEE DEFERRED COMPENSATION PLAN

SHAREHOLDER PROPOSAL

    Domini Social Investments LLC has stated its intention to submit the following proposal at the Annual Meeting. The Company will promptly furnish the address and the number of shares held by the proponent to each person requesting such information orally or in writing.

    The Board of Directors has carefully considered this proposal and has concluded that its adoption would not be in the best interests of the Company or its shareholders. Proxies solicited by the Board of Directors will be voted AGAINST the shareholder proposal, unless shareholders specify a contrary choice on their proxies.

    The affirmative vote of a majority of the combined voting power of the Common Stock and the Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required to approve the shareholder proposal.

The Proposal

    "WHEREAS: H.B. Fuller has been acknowledged to be a leader among U.S. corporations which act in a socially and environmentally responsible manner. The company has been lauded in particular for its community involvement and endorsement of the CERES Principles, a ten-point code for corporate environmental performance and accountability.

    We believe that Fuller's reputation is undermined by its involvement in the tobacco industry. Our Company sells adhesives which glue cigarette paper together as well as filters to cigarettes thus making the manufacture of cigarettes possible. Our Company profits from a product that endangers global health.

    Our Company boasts in tobacco industry journals that "In the world of cigarettes, we speak many languages," and markets its product worldwide under the slogan, "However you say "cigarette adhesives," H.B. Fuller understands."

    Increasingly, studies show carcinogens develop when various tobacco additives are smoked. Our Company has not published any independent studies showing what happens when our adhesives are smoked which leaves H.B. Fuller open to potential litigation.

    The net of liability related to tobacco manufactures has been extended to manufacturers of intermediate goods sold to the industry. For instance, Kimberly-Clark, although not a cigarette manufacturer, was sued by West Virginia for its participation in the tobacco chain. In response to shareholder concerns and because it felt that its involvement in tobacco was "not compatible" with the rest of its operations, Kimberly Clark spun off its tobacco-related entities.

    Pfizer has made a decision not to sell its products (ranging from herbicides for tobacco plant additives for cigarettes) to any tobacco-related entity. Other companies have done likewise. We believe it would also be in H.B. Fuller's best interest to end adhesive sales for cigarettes.

    BE IT RESOLVED: the shareholders request the Board of Directors adopt a policy not to sell its adhesives to any tobacco-related company when they will be used for the production of cigarettes or other tobacco products until it can be shown that tobacco, if used as intended in cigarettes and smokeless tobacco, is not detrimental to health.

Supporting Statement

    With plants in 41 countries, H.B. Fuller plays an important role in the worldwide tobacco industry. The Company's involvement in the tobacco industry potentially exposes it to unnecessary financial, legal and health risks. Consequently, as shareholders we believe it is best for the Company to extricate itself from any involvement in the tobacco industry. Please support this resolution by voting YES."

The Response of the Board of Directors

    On a continuing basis, the Company is faced with making decisions that balance differing and often conflicting values and objectives. After thoughtfully and carefully considering the implications of the shareholder proposal to the Company's constituencies—its customers, employees, shareholders and the communities in which the Company operates—the Board of Directors believes the Company should not adopt the resolution as proposed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
THE SHAREHOLDER PROPOSAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership, and reports of changes in ownership of securities of the Company, with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all such forms. Based solely on a review of the copies of such forms received by it and written representations from the

Company's executive officers and directors, the Company believes that, during the fiscal year ended November 27, 1999, its executive officers and directors complied with all Section 16(a) filing requirements, except for Lorne C. Webster, a director, relating to a purchase of Common Stock by a trust of which he is an advisor.

OTHER MATTERS

    The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of the Company.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    Any shareholder proposals intended for the Company's Annual Meeting to be held in 2001 that are requested to be included in the Company's Proxy Statement must be received at the principal executive offices of the Company by the close of business on November 11, 2000.

    Any other shareholder proposals to be presented at the Company's Annual Meeting to be held in 2001 must be given in writing to the Chief Executive Officer or Chief Financial Officer of the Company and received at the principal executive offices of the Company by the close of business on November 11, 2000. The proposal must contain the specific information required by the Company's Bylaws, a copy of which may be obtained by writing to the Secretary of the Company.

[SIGNATURE]
Richard C. Baker Secretary
Dated: March 10, 2000

EXHIBIT A

H.B. FULLER COMPANY
YEAR 2000 STOCK INCENTIVE PLAN

Section 1.  Purpose; Effect on Prior Plans.

    (a) Purpose. The purpose of the H.B. Fuller Company Year 2000 Stock Incentive Plan (the "Plan") is to promote the interests of H.B. Fuller Company (the "Company") and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants and independent contractors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company's business.

    (b) Effect on Prior Plans. From and after the date of shareholder approval of the Plan, no awards shall be granted under the Company's 1992 Stock Incentive Plan, but all outstanding awards previously granted under the 1992 Stock Incentive Plan shall remain outstanding in accordance with the terms thereof. The Company's 1998 Directors' Stock Incentive Plan and the Directors' Deferred Compensation Plan shall remain in effect, and grants and awards will continue to be made thereunder.

Section 2.  Definitions.

    As used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

      (c)  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f)  "Committee" shall mean the Compensation Committee or such other committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of

  Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (g) "Company" shall mean H.B. Fuller Company, a Minnesota corporation, and any successor corporation.

      (h) "Director" shall mean a member of the Board.

      (i)  "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

      (j)  "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person, but shall not include any non-employee Director.

      (k) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the Fair Market Value of Shares as of a given date shall be (i) the last sale price of the Shares as reported on the Nasdaq National Market on such date, if the Shares are then quoted on the Nasdaq National Market, or (ii) the closing price of the Shares on such date on a national securities exchange, if the Shares are then being traded on a national securities exchange.

      (l)  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

      (m) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

      (n) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

      (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

      (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

      (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

      (r)  "Person" shall mean any individual, corporation, partnership, association or trust.

      (s)  "Plan" shall mean the H.B. Fuller Company Year 2000 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

      (t)  "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

      (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

      (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (x) "Shares" shall mean shares of Common Stock, par value $1.00 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3.  Administration.

    (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not adjust or amend the exercise price of Options or Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

    (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

    (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Awards.

    (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,500,000; provided, however, that a maximum of 300,000 Shares shall be available for issuance pursuant to Awards of Restricted Stock and Restricted Stock Units. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,500,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

    (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

    (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 150,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5.  Eligibility.

    Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

    (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to

Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

    (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates; Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued and held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. No stock certificates evidencing such Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to such Restricted Stock. Stock certificates registered in the name of the Participant shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

    (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

    (e) Dividend Equivalents. The Committee is hereby authorized to grant to Eligible Persons Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

    (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

    (g) General.

(i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof) and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant (except as otherwise provided in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option pursuant to terms determined by the Committee) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Amendment and Termination; Adjustments.

    (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

       (i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company;

       (ii) permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan;

      (iii) increases the number of shares authorized under the Plan as specified in Section 4(a); or

      (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i), 6(a)(iv) and 6(b)(ii) of the Plan.

    (b) Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

    (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  Income Tax Withholding.

    In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.  General Provisions.

    (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

    (b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

    (c) No Rights of Shareholders. Except with respect to Restricted Stock, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

    (d) No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

    (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (f) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota shall govern all questions concerning the validity, construction and effect of the Plan and any rules and regulations relating to the Plan or any Award.

    (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto shall be canceled, terminated or otherwise eliminated.

    (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Effective Date of the Plan.

    The Plan shall be effective as of October 14, 1999, subject to approval by the shareholders of the Company at the Annual Meeting of Shareholders of the Company to be held in 2000.

Section 11.  Term of the Plan.

    No Award shall be granted under the Plan after October 14, 2009 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond that date.

EXHIBIT B

H.B. FULLER COMPANY
KEY EMPLOYEE DEFERRED COMPENSATION PLAN

    H.B. Fuller Company, a Minnesota corporation, hereby establishes the H.B. Fuller Company Key Employee Deferred Compensation Plan, effective as of October 14, 1999, in order to provide deferred compensation to certain key employees of H.B. Fuller Company. The purpose of the H.B. Fuller Key Employee Deferred Compensation Plan is to assist H.B. Fuller Company in retaining key employees, encouraging their long term commitment to the company's success, and attracting key employees by offering them an opportunity to defer compensation and participate in the success of H.B. Fuller Company, and allowing them to share in increases in the value of H.B. Fuller Company.

ARTICLE I
DEFINITIONS

    Section 1.1  Definitions.  When used in this document with initial capital letters, the following terms have the meanings indicated unless a different meaning is plainly required by the context:

      (a) "Account" or "Accounts" means the account or accounts established and maintained for a Participant pursuant to Article IV of the Plan. A Participant's Accounts shall consist of the Participant's Deferred Compensation Account, the Participant's Company Stock Account and the Participant's Company Matching Stock Account.

      (b) "Allocation Request Form" means such form or forms as may be approved by the Company from time to time for use by a Participant to request: (i) an allocation of certain deferred compensation and/or an allocation or reallocation of a Participant's Deferred Compensation Account among available investment options pursuant to Section 7.2(c), and (ii) that certain deferred compensation be allocated to the Participant's Company Stock Account pursuant to Section 7.1.

      (c)  "Board of Directors" means the Board of Directors of H.B. Fuller Company.

      (d) "Change in Control" means:

      (i)
      a change in the control of the Company of a nature that would be required to be reported in accordance with Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

      (ii)
      a public announcement (which, for purposes hereof, shall include, without limitation, a report filed pursuant to section 13(d) of the Exchange Act) that any individual, corporation, partnership, association, trust or other entity becomes the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the Voting Power of the Company then outstanding;

      (iii)
      the individuals who, as of the date of this Plan, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided, however, that if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board);

      (iv)
      the approval of the shareholders of the Company of (A) any consolidation, merger or statutory share exchange of the Company with any person in which the surviving entity would not have as its directors at least 60% of the Incumbent Board and as a result of which those persons who were shareholders of the Company immediately prior to such transaction would not hold, immediately after such transaction, at least 60% of the Voting Power of the Company then outstanding or the combined voting power of the surviving entity's then outstanding voting securities; (B) any sale, lease, exchange or other transfer in one transaction or series of related transactions substantially all of the assets of the Company; or (C) the adoption of any plan or proposal for the complete or partial liquidation or dissolution of the Company; or

      (v)
      a determination by a majority of the members of the Incumbent Board, in their sole and absolute discretion, that there has been a Change in Control of the Company.

      For purposes of this definition, "Voting Power" when used with reference to the Company shall mean the voting power of all classes and series of capital stock of the Company now or hereafter authorized other than the voting power of any of the shares of Series A Preferred Stock outstanding as of the date of this Plan.

      (e)  "Code" means the Internal Revenue Code of 1986, as amended.

      (f)  "Common Stock" means the Common Stock, par value $1.00 per share, of H.B. Fuller Company as such stock may be reclassified, converted or exchanged by reorganization, merger or otherwise.

      (g) "Company" means the H.B. Fuller Company, a Minnesota corporation.

      (h) "Company Matching Stock Account" means the Account established and maintained for a Participant as a record of the matching units measured by the value of Company Common Stock credited to an Account for the Participant.

      (i)  "Company Stock Account" means the Account established and maintained for a Participant as a record of the Participant's hypothetical investments in units of Company Common Stock.

      (j)  "Compensation Committee" means the Compensation Committee of the Board of Directors or such other person or persons as may be designated by the Board of Directors to act on behalf of the Board of Directors in the administration of the Plan.

      (k) "Deferral Election Form" means such form or forms as may be approved by the Compensation Committee from time to time for use by a Participant to elect to defer compensation under the Plan.

      (l)  "Deferred Compensation Account" means the Account established and maintained for a Participant as a record of the amounts deferred by the Participant under the Plan and the Participant's hypothetical investments in available investment options.

      (m) "Disability" means the total and permanent disability of a Participant which entitles the Participant to a disability benefit under a disability program sponsored or maintained by the Participant's Participating Employer; provided, that if no such program is applicable to the Participant, then "Disability" with respect to such Participant means that, based on medical evidence reasonably satisfactory to the Compensation Committee, the Participant is totally and permanently unable to engage in any occupation or gainful employment for which the Participant is reasonably suited by background, training, education or experience.

      (n) "Discretionary Amounts" means the units measured by the value of Company Common Stock credited to a Participant's Account pursuant to Section 4.4.

      (o) "Distributable Event" means an event identified as such in Section 6.1.

      (p) "Eligible Compensation"

      (i)
      The "Eligible Compensation" of a Participant for any period means, except as provided in the succeeding paragraphs of this subsection, the sum of all remuneration paid to the Participant during such period for service as an employee of a Participating Employer as base salary and wages, overtime pay, shift differential premium, commissions, cash bonuses (other than vacation bonuses), sick pay and short-term disability benefits, increased by the amount of pre-tax contributions made on behalf of the Participant by a Participating Employer pursuant to the terms of the H.B. Fuller Company Thrift Plan for that period and by the net amount of compensation reductions experienced by the Participant during such period under any cafeteria plan described in section 125 of the Code maintained by the Participating Employer. Eligible Compensation will not include amounts deferred or paid under an agreement between the Participating Employer and the Participant that is not a plan qualified under section 401(a) of the Code except this Plan, any matching contributions made pursuant to the provisions of the H.B. Fuller Company Thrift Plan, contributions made or benefits (other than short-term disability benefits) paid by the Participating Employer under any other employee benefit plan, expatriate premiums or amounts realized by the Participant upon the exercise of a nonqualified stock option, the lapse of restrictions applicable to restricted stock or any disposition of stock acquired under a qualified or incentive stock option.

      (ii)
      A Participant's Eligible Compensation for any year shall be determined without regard to section 401(a)(17) of the Code.

      (iii)
      Notwithstanding the provisions of paragraph (i) above, a Participant's Eligible Compensation will not include:

      (A)
      any remuneration not paid in cash;

      (B)
      the value of life insurance coverage included in the Participant's wages under section 79 of the Code;

      (C)
      any car allowance or moving expense or mileage reimbursement;

      (D)
      severance pay;

      (E)
      payments under any plan of deferred compensation except this Plan;

      (F)
      any benefit under any qualified or nonqualified stock option or stock purchase plan; or

      (G)
      any awards under the Short-Term Incentive Plan or the Performance Unit Plan.

      (q) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      (r)  "Participant" means an individual identified as such under Article III of the Plan.

      (s)  "Participating Employer" means any employer participating in the Plan pursuant to Article II of the Plan.

      (t)  "Performance Unit Plan" means the H.B. Fuller Company Performance Unit Plan, as amended.

      (u) "Plan" means the H.B. Fuller Company Key Employee Deferred Compensation Plan, as of its original effective date, including any amendments thereto, which is unfunded and maintained by H.B. Fuller Company and its affiliated companies primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of H.B. Fuller Company.

      (v) "Short-Term Incentive Plan" means the H.B. Fuller Company Short-Term Incentive Plan providing annual cash incentive opportunities.

      (w) "Trust" means the Trust or Trusts described in Section 12.4. Any such Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan. Participants and their beneficiaries shall have no beneficial ownership interest in any assets of any such Trust.

      (x) "Trustee" means the corporation or person or persons selected by the Company to serve as Trustee for a Trust or Trusts.

      (y) "Vested" means an interest in the benefit described under the Plan which may be payable to or on behalf of the Participant in accordance with the terms of the Plan.

ARTICLE II
PARTICIPATING EMPLOYERS

    Section 2.1  Eligibility.  To be eligible to adopt and participate in the Plan, an employer must be a member of the "controlled group" of corporations, which shall be based upon section 414 of the Code except that the phrase "at least 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in sections 414 and 1563(a), that includes the Company.

    Section 2.2  Participation Requirements.  The Company, the sponsor of the Plan, and any other affiliated company that is or becomes eligible to adopt the Plan and become a Participating Employer pursuant to Section 2.1 of the Plan may adopt the Plan and become a Participating Employer in the Plan provided that such affiliated company declares in writing to be subject to the terms and conditions of the Plan and files such declaration with the Compensation Committee. The date on which such eligible company may become a Participating Employer in the Plan shall be the date such declaration is filed with the Compensation Committee or such later date specified in the declaration. Each of the Participating Employers agrees to make payments of their allocable portion of the benefits provided under the Plan to their respective Participants. The respective benefit payment obligations of the Participating Employers are not secured in any way. Such obligations constitute no more than unfunded and unsecured promises of payment and performance. Each Participating Employer shall be responsible for, and shall have the obligation of, its allocable share of costs and expenses incurred with respect to the operation and administration of the Plan, and shall be responsible for, and have the obligation of, the payment of any benefits payable under the Plan with respect to any employees of such Participating Employer who are Participants in the Plan and eligible to receive benefits under the terms of the Plan.

    Section 2.3  Recordkeeping and Reporting.  Each Participating Employer shall maintain records sufficient to determine the benefits (and the compensation sources of such benefits) which may become payable to or with respect to any employee of such Participating Employer who is a Participant in the Plan and to provide such Participants any reports which may be required under the terms of the Plan or by law.

    Section 2.4  Termination of Participation.  A Participating Employer, other than the Company, may withdraw from participation in the Plan at any time by providing the Company with 30 days advance written notice of such withdrawal from participation and the effective date of such Participating Employer's withdrawal, which 30-day notice period may be waived by the Company. In addition, the Company may terminate a Participating Employer's participation in the Plan by providing such Participating Employer with 30 days advance written notice, which 30-day notice period may be waived by the Participating Employer. A Participating Employer which terminates its participation in the Plan shall remain obligated under the Plan with respect to deferrals made prior to such termination by its Participants (including subsequent investment performance adjustments), unless otherwise expressly agreed by the Company with the Company fully assuming such obligations.

    Section 2.5  Separate Accounting.  The Company shall establish and maintain separate Accounts for each of the Participating Employers and their respective Participants. Such separate accounting is intended to comply with section 404(a)(5) of the Code and section 1.404(a)-12 of the Treasury Regulations (which provide that an employer can deduct the amounts contributed to a nonqualified plan in the taxable year in which an amount attributable to the contribution is includable in the gross income of employees participating in the plan, but, in the case of a plan in which more than one employee participates only if separate accounts are maintained for each employee).

ARTICLE III
ELIGIBILITY AND PARTICIPATION

    Section 3.1  Eligibility.  Each executive or key level employee of a Participating Employer who is paid at the pay grade of at least thirty-two (32) shall be eligible to participate in the Plan effective as of the later of the effective date of the Plan or the date on which such individual first achieves the pay grade of at least thirty-two (32); provided, however, that the Compensation Committee shall determine pay grade status and determine eligibility to participate in the Plan with respect to each such executive and key level employee. In addition, the Compensation Committee may by express action designate other management level or highly compensated employees of the Participating Employers as eligible to participate in the Plan. If the Compensation Committee designates a management level or highly compensated employee of a Participating Employer as eligible to become a Participant in the Plan, the Compensation Committee shall inform the employee in writing of such designation and the date on which the employee shall become a Participant in the Plan.

    Section 3.2  Participation.  An individual eligible to participate in the Plan shall become a Participant upon the filing with the Compensation Committee of a completed Deferral Election Form and acceptance of such form by the Compensation Committee. The name of each individual eligible to participate in the Plan and the date on which such individual becomes a Participant in the Plan shall be recorded on Exhibit A, which exhibit is attached hereto and incorporated herein by reference (deliberately omitted) and which shall be revised by the Compensation Committee from time to time to reflect the operation of the Plan. Once an individual becomes a Participant in the Plan, the individual shall remain a Participant until the benefits which may be payable to the individual under the Plan have been distributed to or on behalf of the individual.

    Section 3.3  Suspension of Eligibility.  The Compensation Committee may in its discretion determine that a Participant will no longer be eligible to participate in the Plan and in such event, the Participant's compensation deferral election made in accordance with Article IV will immediately terminate and no additional amounts shall be credited to his or her Accounts under Sections 7.1(a), (b), (c) and 7.2(a) until such time as the individual is again determined to be eligible to participate in the Plan by the Compensation Committee and makes a new election under Article IV. However, the Accounts of such Participant shall continue to be adjusted by the other provisions of Sections 7.1 and 7.2 until fully distributed.

ARTICLE IV
BENEFITS

    Section 4.1  Deferred Compensation.  A Participant may elect to defer receipt of part or all of any one or more of the following items of compensation:

      (a) Eligible Compensation;

      (b) Short-Term Incentive Plan awards; and

      (c)  Performance Unit Plan awards.

A Participant may defer an item of compensation only to the extent that the Participant is entitled to receive such item of compensation. Upon such deferral, the Participant will have no further right to such deferred compensation other than as provided under the Plan. Such deferred compensation shall be the record of the value of such deferred compensation credited to a Participant's Account and shall be used solely for accounting purposes.

    Section 4.2  Form and Effectiveness of Deferral Elections.

    (a) Each year a Participant may elect to defer up to 25%, or in special circumstances such greater percentage as determined by the Compensation Committee based upon whether the compensation paid to the Participant would be fully deductible for federal or state income tax purposes under Code section 162(m), of his or her Eligible Compensation for the following calendar year. The Participant is required to file his or her deferral election before December 31 specifying the portion of the Eligible Compensation to be earned in the succeeding calendar year that is to be deferred. For the first year of operation of the Plan, any deferral election must be made prior to January 1, 2000, the beginning of the period of service for which the compensation is payable.

    (b) An election by a Participant to defer a portion of his or her Eligible Compensation pursuant to subsection (a) must be made by the Participant for the calendar year beginning after the calendar year in which occurs the date of said election and the amounts so deferred shall be paid only as provided in this Plan. Such an election must be irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless accepted by the Compensation Committee. The Participant may change the amount of, or suspend, future deferrals with respect to Eligible Compensation otherwise payable to him or her for calendar years beginning after the date of change or suspension as he or she may specify by written notice to the Compensation Committee. If a Participant elects to change the amount of, or suspend, deferrals, the Participant may make a new deferral election provided that any new election to defer payment of Eligible Compensation must be made before the beginning of the period of service for which the Eligible Compensation is payable, which period is the calendar year. The election to defer shall be irrevocable as to the deferred Eligible Compensation for the period for which the election is made and shall not be effective unless accepted by the Compensation Committee.

    (c)  In addition to amounts deferred by a Participant pursuant to subsections (a) and (b), each year a Participant may elect to defer all or a portion of any Short-Term Incentive Plan award and all or a portion of any Performance Unit Plan award that would otherwise be payable to the Participant under those plans. An election by a

Participant to defer any award that would otherwise be payable under either the Short-Term Incentive Plan or the Performance Unit Plan must be made before the first day of the calendar year in which occurs the end of the fiscal year of the Participant's Participating Employer for which such award is determined. Such a deferral election is irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless accepted by the Compensation Committee. The period of deferral and form of distribution of an award shall be determined in accordance with the elections made under this subsection (c) and in accordance with the provisions of this Plan.

    (d) Notwithstanding any provision herein to the contrary, if the Participant is eligible to participate in the H.B. Fuller Company Thrift Plan, the amount deferred by such Participant under this Section 4.2 of the Plan for any year shall be conditioned upon the Participant having made the maximum elective deferrals under section 402(g) of the Code or permitted under the terms of the H.B. Fuller Company Thrift Plan. If the Participant is eligible to participate in the H.B. Fuller Company Thrift Plan, to be eligible to make deferrals under the Plan for any calendar year, such Participant must have elected to make the maximum elective deferrals under section 402(g) of the Code or permitted under the terms of the H.B. Fuller Company Thrift Plan. The calculation of whether the Participant has made the required maximum contribution under the H.B. Fuller Company Thrift Plan will be made as of the beginning of the calendar year to which deferrals under the Plan are applicable. Once that determination has been made, the Participant may make deferrals under the Plan. No elective contribution or qualified employer matching contribution made with respect to the H.B. Fuller Company Thrift Plan will be deferred or contributed to the Plan or a Trust.

    Section 4.3  Matching Amounts.  If for any year a Participant who is a participant in the H.B. Fuller Company Thrift Plan makes an election under Section 4.2 to defer Eligible Compensation or any Short-Term Incentive Plan award or any Performance Unit Plan award pursuant to the provisions of Section 4.2, that Participant's Participating Employer will credit the Participant's Company Matching Stock Account with matching units which shall be measured by the value of Company Common Stock and which will be calculated for the year as follows:

      (a) three percent (3%) of such Participant's Eligible Compensation for the portion of the year during which the Participant had deferred Eligible Compensation credited to his or her Account under the terms of the Plan, and such Participant's Short-Term Incentive Plan award and Performance Unit Plan award determined for the year;

      (b) the amount determined in subsection (a) of this Section 4.3 shall be reduced by the amount of the employer matching contribution actually made by the Participant's Participating Employer to the H.B. Fuller Company Thrift Plan on behalf of the Participant.

    Section 4.4  Discretionary Amounts.  In addition to amounts deferred by a Participant under Section 4.2 and the matching amounts determined under Section 4.3, a Participating Employer may from time to time, in its sole discretion, credit a Participant's Company Stock Account with additional amounts (denominated in units which shall be measured by the value of Company Common Stock). Such additional amounts shall be authorized for such purpose or purposes as the Participating Employer may deem appropriate, including, without limitation, as mirror employer matching contributions or contributions made by the Participating Employer with respect to the H.B. Fuller Company Thrift Plan.

    Section 4.5  Participant Accounts.  A Company Stock Account, a Deferred Compensation Account and a Company Matching Stock Account shall be established and maintained for each Participant. The Company Stock Account and the Company Matching Stock Account shall be credited with units which shall be measured by the value of the shares of Common Stock. The Deferred Compensation Account shall be credited with amounts which shall be measured in dollars. The Company Stock Account shall be credited as described in Section 7.1 for deferred amounts attributable to (a) awards under the Short-Term Incentive Plan, and the Performance Unit Plan as may be allocated to the Company Stock Account pursuant to Section 7.1, (b) Discretionary Amounts, and (c) such amounts of Eligible Compensation as may be allocated to the Company Stock Account pursuant to Section 7.1. The Company Matching Stock Account shall be credited as described in Section 7.1(c) for deferred amounts attributable to (a) the matching amounts determined under Section 4.3, and (b) the matching amounts determined under Section 7.1. The Deferred Compensation Account shall be credited as described in Section 7.2 for any deferred amounts attributable to (a) such amounts of Eligible Compensation as may be allocated to the Deferred Compensation Account pursuant to Section 7.2, and (b) Short-Term Incentive Plan awards and Performance Unit Plan awards as may be allocated to the Deferred Compensation Account pursuant to Section 7.2.

ARTICLE V
VESTING

    Section 5.1  Vested Benefit.  A Participant shall be considered to be 100% Vested in the units and amounts credited to his or her Accounts under the Plan.

    Section 5.2  Limitation on Benefits.  The benefits that may be payable to or on behalf of a Participant under the Plan shall not exceed a cash payment equal to the value of the amounts credited to the Participant's Deferred Compensation Account and a distribution of that number of shares of Common Stock equal to the number of units credited to the Participant's Company Stock Account (with any fractional unit being rounded to the next highest whole unit) and the Participant's Company Matching Stock Account (with any fractional unit being rounded to the next highest whole unit).

ARTICLE VI
DISTRIBUTIONS

    Section 6.1  Distributable Events.  A Participant's Distributable Event shall be the first to occur of the following events:

    (a)
    The Participant's sixty-fifth (65th) birthday;

    (b)
    Disability (as defined in Section 1.1(m));

    (c)
    The Participant's death;

    (d)
    The first date on which the Participant is no longer an employee of any Participating Employer;

    (e)
    The effective date of the termination of the Plan pursuant to Section 14.1;

    (f)
    Termination for cause subject to and in accordance with Section 6.6; or

    (g)
    Such other date as elected and specified by the Participant in the Distribution of Benefits Form, which election is subject to approval by the Compensation Committee and which shall be made only at the time of the Participant's initial elections on such form and if the election is approved, it shall be irrevocable.

    Section 6.2  Distribution of Benefits.

    (a) Distribution Commencement Date. Except any withdrawals made pursuant to Section 6.3 which shall be distributed in accordance with that section, distribution of a Participant's Plan benefit shall commence as of the first day of the second calendar month immediately following the calendar month in which the Participant's applicable Distributable Event occurs.

    (b) Form of Distribution. Benefits attributable to the value of the Deferred Compensation Account shall be delivered to the Participant in dollars. Benefits attributable to the Company Stock Account and the Company Matching Stock Account shall be delivered to the Participant in the form of shares of Common Stock subject to the approval of the Plan by the shareholders during the annual meeting of shareholders in April 2000. To the extent that the distribution is in the form of shares of Common Stock, such delivery shall be subject to all federal or state securities laws or other rules and regulations as determined by the Company to be applicable.

    (c) Payment Options. In the event a Participant becomes eligible to receive a payment of benefits under the Plan, the benefits payable to the Participant or, in the event of the Participant's death, to the Participant's designated beneficiary under the Plan shall be paid in accordance with one of the payment options available under the Plan as elected by the Participant on the Participant's Deferral Election Form. The Participant may elect separate payment options with respect to the Deferred Compensation Account, the Company Stock Account and the Company Matching Stock Account. A Participant may change payment options by electing another payment option available under the Plan on a subsequent Deferral Election Form, but such change in payment option will not be effective until the lapse of a period of twelve (12) months following the date on which the Deferral Election Form was accepted by the Compensation Committee. Further, in no event will any such change in payment option be effective if such change is elected during the calendar year in which the Distributable Event occurs and no further elections may be made once a Distributable Event occurs. The payment options include installment payments over a period certain, a lump sum payment, and such other payment method as may be specified by the Participant and accepted by the Compensation Committee. The Compensation Committee may, in its sole discretion, reduce the payment period over which payments would have been made pursuant to the payment option elected by the Participant (including consolidation into a lump sum); provided, that in the event of a Change in Control, no reduction of a payment period may be made prior to the fifth anniversary of such Change in Control. Absent a payment option election, the Compensation Committee shall direct the payment of any benefits payable under the Plan to or on behalf of the Participant in eleven (11) substantially equal annual installment payments to the Participant, or in the event of the Participant's death, to the Participant's designated beneficiary under the Plan.

    (d) Application for Distribution. A Participant shall not be required to make application to receive payment. Distribution shall not be made to any beneficiary, however, until such beneficiary shall have filed a written application for benefits in a form acceptable to the Compensation Committee and such application shall have been approved by the Compensation Committee.

    (e) Code Section 162(m) Delay. If the Compensation Committee determines that delaying the time of the initial payments are made or commenced would increase the probability that such payments would be fully deductible for federal or state income tax purposes, the Company may unilaterally delay the time of the making or commencement of payments for up to twenty-four (24) months after the date such payments would otherwise be payable.

    Section 6.3  Early Withdrawals.  Notwithstanding any provision in this Plan to the contrary, a Participant may request, by providing a written request to the Compensation Committee, a withdrawal prior to the distribution date under the Plan of all or any portion of his or her benefits from any of his or her Accounts under the Plan in increments of 25% (of aggregate Account value). If such a request is approved by the Compensation Committee, which decision by the Compensation Committee shall be made in its sole discretion on a case by case basis, a distribution of such benefits may be made to the Participant subject to a penalty for such an early withdrawal at any point equal to a six-month period of nonparticipation (during which no additional amounts will be credited to the Participant's Accounts under Sections 7.1(a), (b), (c) and 7.2(a) of the Plan) for each 25% increment withdrawn. The nonparticipation period would begin as of the date on which the request made by the Participant is approved by the Compensation Committee. As a result, a Participant withdrawing his or her entire benefit from all of his or her Accounts would be excluded from eligibility to participate in the Plan for a 24-month period beginning as of the date of such approval by the Compensation Committee. In addition, a penalty of 10% of the amount withdrawn will be imposed on any withdrawal made pursuant to this Section 6.3.

    Section 6.4  Distributions As a Result of Tax Determination.  Notwithstanding any provision in this Plan to the contrary, if, at any time, a court or the Internal Revenue Service determines that any amounts or units credited to a Participant's Accounts under the Plan or Trust are includable in the gross income of the Participant and subject to tax, the Compensation Committee may, in its sole discretion, permit a lump sum distribution of an amount equal to the amounts or units determined to be includable in the Participant's gross income.

    Section 6.5  No Parachute Payment.  An event described in Sections 6.1(d), (e), and (g) shall not constitute a Distributable Event if the Compensation Committee in its reasonable discretion following consultation with appropriate tax and/or legal advisors reasonably determines that such distribution will likely constitute a parachute payment for purposes of section 280G of the Code. Furthermore, if such event occurs subsequent to a Change in Control, the Compensation Committee shall, at the Company's expense, promptly request a written opinion of the "independent auditor" with respect to the applicability of such section 280G and such event shall not constitute a Distributable Event unless and until the independent auditor delivers its written unqualified opinion, a copy of which shall be provided to the Participant, to the effect that a distribution of benefits as a result of such event will not constitute a parachute payment under section 280G of the Code. As used in this Section 6.5, the term "independent auditor" means the firm of certified public accountants which at the time of the Change in Control had been most recently engaged by the Company or such other comparable and nationally recognized firm of certified public accountants as may be selected by the Compensation Committee in its reasonable discretion.

    Section 6.6  Distribution Upon Termination For Cause.  In the event that a Participant is terminated for "cause" (as defined below), the Company may, in its discretion, treat such termination or any date subsequent thereto as a Distributable Event. For purposes of this Plan, termination for "cause" means termination based on any of the following:

      (a) The willful and continued failure by the Participant to substantially perform the Participant's duties with a Participating Employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant specifically identifying the manner in which the Participant has not substantially performed the Participant's duties;

      (b) The engaging by the Participant in willful misconduct which is demonstrably injurious to any one or more of the Participating Employers monetarily or otherwise; or

      (c)  The conviction of the Participant of a felony.

ARTICLE VII
VALUATION OF BENEFITS

    Section 7.1  Company Stock Account and Company Matching Stock Account.

    (a) Deferred Amounts. If a Participant elects to defer compensation in accordance with Section 4.2, the Participant may make an irrevocable election pursuant to this Section 7.1(a) to have a portion or all of such deferred compensation allocated to the Company Stock Account and measured by the value of Company Common Stock. This irrevocable election must be made at the time the deferral elections are made under Section 4.2 in the form and manner prescribed by the Compensation Committee, and will not be effective unless accepted by the Compensation Committee. If the Participant makes an election pursuant to this Section 7.1(a) to have a portion or all of such deferred compensation allocated to the Company Stock Account and measured by the value of Common Stock, the Participant's Company Stock Account shall be credited with the number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the last business day of the month, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant. Each unit credited to the Company Stock Account shall be measured by the value of one share of Common Stock and treated as though invested in a share of Common Stock. Subject to subsection (f) of this Section 7.1, the liability of a Participating Employer under the Plan with respect to the units credited to the Company Stock Account shall be satisfied only in shares of Company Common Stock, subject to the approval of the Plan by the shareholders during the annual meeting of shareholders in April 2000.

    (b) Discretionary Amount. When a Participant's Company Stock Account is to be credited for a Discretionary Amount, it shall be credited with that number of units (including fractions thereof) of Common Stock equal to the number of such shares (including fractions thereof) that could have been purchased with the dollar amount of the Discretionary Amount based upon the value of such shares as of the last business day of the month during which such Discretionary Amount is determined by the Participating Employer.

    (c) Company Matching Stock Account.

    (i)
    When a Participant's Company Matching Stock Account is to be credited with matching units pursuant to Section 4.3, said Account shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the last business day of the month, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant.

    (ii)
    In addition to the matching units credited to the Company Matching Stock Account under paragraph (i) above, if a Participant makes an election under Section 7.1(a) to have deferred compensation allocated to the Company Stock Account and measured by the value of Company Common Stock, the Participant's Participating Employer shall credit the Participant's Company Matching Stock Account with that number of units (including fractions thereof) that shall be equal to ten percent (10%) of the number of units (including fractions thereof) that were credited to the Participant's Company Stock Account under Section 7.1(a) determined as of the last business day of the month, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant.

    (iii)
    Each unit credited to the Company Matching Stock Account shall be measured by the value of one share of Common Stock and treated as though invested in a share of Common Stock. Subject to subsection (f) of this Section 7.1, the liability of a Participating Employer under the Plan with respect to the units credited to the Company Matching Stock Account shall be satisfied only in shares of Company Common Stock, subject to the approval of the Plan by the shareholders during the annual meeting of shareholders in April 2000.

    (d) Dividends. A Participant's Company Stock Account and the Participant's Company Matching Stock Account shall be credited on each Common Stock dividend payment date with that number of units equal to the number of shares which would have been acquired based upon the dividends paid by the Company on shares of Common Stock equal to the number of units credited to the Company Stock Account and the Company Matching Stock Account, respectively, as of the record date for such dividend.

    (e) Stock Dividends. The number of units credited to the Company Stock Account and the Company Matching Stock Account shall be adjusted to reflect any change in the outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change.

    (f) Transfer Upon Change in Control. In the event of a Change in Control, effective as of the close of business on the date of the Change in Control, each Participant's Deferred Compensation Account shall be credited with an amount measured in dollars equal to the value of such Participant's Company Stock Account and the Participant's Company Matching Stock Account based upon the fair market value of the Company Common Stock on such date and the Participant's Company Stock Account and the Participant's Company Matching Stock Account shall be closed and the Participant shall have no further interest in the said Accounts.

    Section 7.2  Deferred Compensation Account.

    (a) Deferred Amounts. When a Participant's Deferred Compensation Account is to be credited with a deferred amount, that amount measured in dollars equal to such deferred amount shall be credited to the Deferred Compensation Account as of the close of business on the date that such amount would have otherwise been paid to the Participant.

    (b) Interest. Subject to Section 7.2(c), as of the close of the last day of each calendar quarter, an additional amount shall be credited to each Participant's Deferred Compensation Account equal to the product of (i) the average daily balance in such Deferred Compensation Account for the quarter, multiplied by (ii) one-fourth of the annual prime rate for corporate borrowers quoted at the beginning of the quarter by the Wall Street Journal (or such other comparable interest rate as the Compensation Committee may designate from time to time).

    (c) Investment Options. The Compensation Committee may permit a Participant to allocate the Participant's Deferred Compensation Account among one or more investment options for purposes of measuring the value of the benefit. To the extent that the Deferred Compensation Account is allocated to an investment option, it shall not be credited with interest under Section 7.2(b). That portion of the Deferred Compensation Account allocated to an investment option shall be deemed to be invested in such investment option and shall be valued as if so invested, reflecting all earnings, losses and other distributions or charges and changes in value which would have been incurred through such an investment. The determination of which investment options, if any to make available, and the continued availability of selected investment options rests in the Compensation Committee's sole discretion; provided, that subsequent to a Change in Control, the Compensation Committee shall maintain the availability of those investment options in place at the time of the Change in Control (or substantially equivalent investment options).

    (d) Participant Allocation Request. A Participant's request to allocate or reallocate among investment options must be in writing on an Allocation Request Form in such increments as the Compensation Committee may require. All such requests are subject to acceptance by the Compensation Committee at its discretion. If accepted by the Compensation Committee, an allocation request will be effective as of the close of business on the allocation date (as defined in Section 7.4).

    Section 7.3  Hypothetical Accounts.  The Accounts established under this Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts (or sub-accounts) shall hold or be required to hold any actual funds or assets.

    Section 7.4  Allocation Date.  Upon acceptance of an allocation request pursuant to Section 7.2, the Compensation Committee will process the request as soon as reasonably administratively practicable and the request shall be implemented and reflected in the Participant's Account as of the close of business on such date as may be determined by the Compensation Committee in its reasonable discretion (the "allocation date").

ARTICLE VIII
NONTRANSFERABILITY

    Section 8.1  Anti-Alienation of Benefits.  Any benefits which may be credited to a Participant's Accounts under the Plan, and any rights or privileges pertaining thereto, may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; and no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

    Section 8.2  Incompetent Participants.  If any person who may be eligible to receive a payment under the Plan has been legally declared incompetent and a conservator or other person legally charged with the care of such person or of his or her estate has been appointed, any payment under the Plan to which the person is eligible to receive shall be paid to such conservator or other person legally charged with the care of the person or his or her estate. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Participating Employers and the Plan therefor.

    Section 8.3  Designated Beneficiary.  In the event of a Participant's death prior to the payment of all or a portion of any benefits which may be payable with respect to the Participant under the Plan, the payment of any benefits payable on behalf of the Participant under the Plan shall be made to the Participant's beneficiary designated on a "Beneficiary Designation Form," which form shall be approved by the Compensation Committee. If no such beneficiary has been designated, payment shall be made as required under the Participant's will; or, in the event that there shall be no functioning will under applicable state law, then to such persons as, at the date of the Participant's death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the applicable statute then in force governing the decedent's intestate property, in the proportions specified in such statute.

ARTICLE IX
WITHHOLDING

    Section 9.1  Withholding.  The amounts payable pursuant to the Plan may be reduced by the amount of any federal, state or local taxes required by law to be withheld with respect to such payments.

ARTICLE X
VOTING

    Section 10.1  Voting of Company Stock.  No Participant shall be entitled to any voting rights with respect to any units credited to his or her Company Stock Account or his or her Company Matching Stock Account.

ARTICLE XI
ADMINISTRATION OF THE PLAN

    Section 11.1  Administrator.  The administrator of the Plan shall be the Company. However, the Compensation Committee shall act on behalf of the Company with respect to the administration of the Plan and may delegate authority with respect to the administration of the Plan to such other committee, person or persons as it deems necessary or appropriate for the administration and operation of the Plan.

    Section 11.2  Authority of Administrator.  The Company shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate, to adopt, establish and revise rules, procedures and regulations relating to the Plan, to determine the conditions subject to which any benefits may be payable, to resolve all questions concerning the status and rights of the Participants and others under the Plan, including, but not limited to, eligibility for benefits and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Company shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing payments hereunder. The determinations, interpretations, regulations and calculations of the Company shall be final and binding on all persons and parties concerned. The Secretary of the Company shall be the agent of the Plan for the service of legal process in accordance with section 502 of ERISA.

    Section 11.3  Operation of Plan and Claims Procedures.  The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. The Company shall be responsible for the expenses incurred in the administration of the Plan. The Company shall also be responsible for determining eligibility for payments and the amounts payable pursuant to the Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan. The procedures for filing claims for payments under the Plan are described below. For claims procedures purposes, the "Claims Manager" shall be the Company.

    (a) Claims Forms. It is the intent of the Company to make payments under the Plan without the Participant having to complete or submit any claims forms. However, a

Participant who believes he or she is entitled to a payment under the Plan may submit a claim for payments in writing to the Company. Any claim for payments under the Plan must be made by the Participant or his or her beneficiary in writing and state the claimant's name and the nature of benefits payable under the Plan on a form acceptable to the Company. If for any reason a claim for payments under the Plan is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, specific references to the pertinent provisions of the Plan on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant. For this purpose:

    (i)
    The claimant's claim shall be deemed to be filed when presented orally or in writing to the Claims Manager.

    (ii)
    The Claims Manager's explanation shall be in writing delivered to the claimant within 90 days of the date the claim is filed.

    (b) Review. The claimant shall have 60 days following his or her receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or the claimant's representative may review pertinent documents and submit written issues and comments.

    (c) Decision on Review. The Claims Manager shall decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of the claimant's claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions in the Plan on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Section 11.3.

    (d) Deadline to File Claim. To be considered timely under the Plan's claim and review procedure, a claim must be filed with the Company within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.

    (e) Exhaustion of Administrative Remedies. The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:

    (i)
    no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedure set forth herein have been exhausted in their entirety; and

    (ii)
    in any such legal action all explicit and all implicit determinations by the Company (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

    (f) Deadline to File Legal Action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

    (i)
    thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

    (ii)
    six (6) months after the claimant has exhausted the claim and review procedure.

    (g) Knowledge of Facts by Participant Imputed to Beneficiary. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

    Section 11.4  Participant's Address.  Each Participant shall keep the Company informed of his or her current address and the current address of his or her beneficiary. The Company shall not be obligated to search for any person. If the location of a Participant is not made known to the Company within three (3) years after the date on which payment of the Participant's benefits payable under the Plan may be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one (1) additional year after such three-year period has elapsed, or, within three (3) years after the actual death of a Participant, the Company is unable to locate any designated beneficiary of the Participant, then neither the Company nor any other Participating Employer shall have any further obligation to pay any benefit under the Plan to or on behalf of such Participant or designated beneficiary and such benefit shall be irrevocably forfeited.

ARTICLE XII
MISCELLANEOUS PROVISIONS

    Section 12.1  No Employment Rights.  Neither the Plan nor any action taken under the Plan shall be construed as providing any Participant any right to be retained in the service or employ of any Participating Employer.

    Section 12.2  Participants Should Consult Advisors.  Neither any Participating Employer, nor their respective directors, officers, employees or agents makes any representation or warranty with respect to the federal, state or other tax, financial, estate planning, or the securities or other legal implications of participation in the Plan. Participants should consult with their own tax, financial and legal advisors with respect to their participation in the Plan.

    Section 12.3  Unfunded and Unsecured.  The Plan shall at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and no provision shall at any time be made with respect to segregating assets of any Participating Employer for payment of any amounts under the Plan. Any funds invested under the Plan allocable to a Participating Employer shall continue for all purposes to be part of the respective general assets of such Participating Employer and available to the general creditors of such Participating Employer in the event of a bankruptcy (involvement in a pending proceeding under the Federal Bankruptcy Code) or insolvency (inability to pay debts as they mature) of such Participating Employer. The Company shall promptly notify the Trustee and the applicable Participants of such bankruptcy or insolvency of a Participating Employer. No Participant or any other person shall have any interests in any particular assets of any Participating Employer by reason of the right to receive a benefit under the Plan and to the extent the Participant or any other person acquires a right to receive benefits under the Plan, such right shall be no greater than the right of any general unsecured creditor of any Participating Employer. The Plan constitutes a mere promise by the Participating Employers to make payments to the Participants in the future. Nothing contained in the Plan shall constitute a guaranty by any Participating Employer or any other person or entity that any funds in any trust or the assets of any Participating Employer will be sufficient to pay any benefit under the Plan. Furthermore, no Participant shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.

     Section 12.4  The Trust.

    (a) Establishment of Trust. In order to provide assets from which to fulfill the obligations to the Participants and their beneficiaries under the Plan, each Participating Employer may establish a Trust by a trust agreement with a third party, the Trustee, to which such Participating Employer may, in its discretion, contribute cash or other property, including securities issued by the Company or such other Participating Employer, to provide for the benefit payments under the Plan. The Trustee for each Trust will have the duty to invest the Trust assets and funds in accordance with the terms of such Trust. Each Participating Employer shall be entitled at any time, and from time to time, in its sole discretion, to substitute assets of at least equal fair market value for any assets held in such Trust established by such Participating Employer. All rights associated with the assets of each such Trust will be exercised by the Trustee of the Trust or the person designated by such Trustee, and will in no event be exercisable by or rest with Participants or their beneficiaries. Each such Trust shall provide that in the event of the insolvency of the Participating Employer that established such Trust, the Trustee shall hold the assets for the benefit of the general creditors of that Participating Employer. Each such Trust shall be based on the model trust contained in Internal Revenue Service Revenue Procedure 92-64.

    (b) Contribution Upon Change in Control. If as of the close of business on the date of a Change in Control, the aggregate value of the Participant Accounts exceeds the value of the assets held in a Trust established under subsection (a), then within thirty (30) days of such Change in Control, each Participating Employer that has established such a Trust shall contribute to such Trust assets having a value at least equal to the amount of such excess.

    Section 12.5  Plan Provisions.  Except when otherwise required by the context, any singular terminology shall include the plural.

    Section 12.6  Severability.  If a provision of the Plan shall be held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    Section 12.7  Applicable Law.  To the extent not preempted by the laws of the United States, the laws of the State of Minnesota shall apply with respect to the Plan.

    Section 12.8  Stock Subject to Plan.  Subject to and in accordance with the terms of the Plan, the maximum number of shares of Common Stock that shall be made available for purposes of satisfying the obligations of the Participating Employers under the Plan is 100,000 shares, subject to adjustment by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change.

ARTICLE XIII
AMENDMENTS

    Section 13.1  Amendment of the Plan.  The Company reserves the power to alter, amend or wholly revise the Plan at any time and from time to time by the action of the Board of Directors and the interest of each Participant is subject to the powers so reserved; provided, however, that no amendment made subsequent to a Change in Control shall be effective to the extent that it would have a materially adverse impact on a Participant's reasonably expected economic benefit attributable to compensation deferred by the Participant prior to the Change in Control. An amendment shall be authorized by the Board of Directors and shall be stated in an instrument in writing signed in the name of the Company by a person or persons authorized by the Board of Directors. After the instrument has been so executed, the Plan shall be deemed to have been amended in the manner therein set forth, and all parties interested herein shall be bound thereby. No amendment to the Plan may alter, impair, or reduce the benefits credited to any Accounts prior to the effective date of such amendment without the written consent of any affected Participant.

ARTICLE XIV
TERM OF PLAN

    Section 14.1  Term of the Plan.  The Company may at any time terminate the Plan by action of the Board of Directors with such termination being effective as of the date that all Participant Accounts have been distributed to Participants in accordance with and subject to the provisions of Article VI of the Plan including, without limitation, Section 6.5 of the Plan. Effective as of the date of such Board of Directors action (or such later date as may be specified therein) all Section 4.1 compensation deferral elections will terminate and no further amounts shall be credited to any Accounts of any Participant under Sections 7.1(a), (b), (c) and 7.2(a) after such date. However, the Participants' Accounts shall continue to be adjusted by the other provisions of Sections 7.1 and 7.2 until all benefits are distributed to the Participants or to the Participants' beneficiaries.

EXHIBIT B-1

Amendments
to the
H.B. Fuller Company Key Employee Deferred Compensation Plan

    SECTION 4.3(a) is amended to reflect a matching percentage of 4% as opposed to 3%.

    SECTION 7.1(a), (b), and (c)(i) and (ii) are amended in their entirety, to read as follows:

    (a) Deferred Amounts. If a Participant elects to defer compensation in accordance with Section 4.2, the Participant may make an irrevocable election pursuant to this Section 7.1(a) to have a portion or all of such deferred compensation allocated to the Company Stock Account and measured by the value of Company Common Stock. This irrevocable election must be made at the time the deferral elections are made under Section 4.2 in the form and manner prescribed by the Compensation Committee, and will not be effective unless accepted by the Compensation Committee. If the Participant makes an election pursuant to this Section 7.1(a) to have a portion or all of such deferred compensation allocated to the Company Stock Account and measured by the value of Common Stock, the Participant's Company Stock Account shall be credited with the number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the payroll deferral transaction date, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant. Each unit credited to the Company Stock Account shall be measured by the value of one share of Common Stock and treated as though invested in a share of Common Stock. Subject to subsection (f) of this Section 7.1, the liability of a Participating Employer under the Plan with respect to the units credited to the Company Stock Account shall be satisfied only in shares of Company Common Stock, subject to the approval of the Plan by the shareholders during the annual meeting of shareholders in April 2000.

    (b) Discretionary Amount. When a Participant's Company Stock Account is to be credited for a Discretionary Amount, it shall be credited with that number of units (including fractions thereof) of Common Stock equal to the number of such shares (including fractions thereof) that could have been purchased with the dollar amount of the Discretionary Amount based upon the value of such shares as of the payroll deferral transaction date during which such Discretionary Amount is determined by the Participating Employer.

    (c) Company Matching Stock Account.

       (i) When a Participant's Company Matching Stock Account is to be credited with matching units pursuant to Section 4.3, said Account shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the payroll deferral transaction date, based on the last sale price as reported on the Nasdaq

  National Market on such date, in which such compensation would have otherwise been paid to the Participant.

       (ii) In addition to the matching units credited to the Company Matching Stock Account under paragraph (i) above, if a Participant makes an election under Section 7.1(a) to have deferred compensation allocated to the Company Stock Account and measured by the value of Company Common Stock, the Participant's Participating Employer shall credit the Participant's Company Matching Stock Account with that number of units (including fractions thereof) that shall be equal to ten percent (10%) of the number of units (including fractions thereof) that were credited to the Participant's Company Stock Account under Section 7.1(a) determined as of the payroll deferral transaction date, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant.

    SECTION 7.2(b) is amended in its entirety to read as follows:

    (b) Interest. Subject to Section 7.2(c) as of the close of each business day, each Participant's Deferred Compensation Account shall be valued by calculating the product of (i) the daily balance in such Deferred Compensation Account, multiplied by (ii) one-twelfth (1/12) of the annual prime rate for corporate borrowers quoted at the beginning of the month by the Wall Street Journal (or such other comparable interest rate as the Compensation Committee may designate from time to time).

THERE ARE TWO WAYS TO VOTE YOUR PROXY

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
  •
  Follow the simple instructions the voice provides you. Deadline for voting by phone is 12:00 p.m., St. Paul time, on Wednesday, April 19, 2000.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to H.B. Fuller Company, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Election of directors:	01 Robert J. Carlson 02 Gail D. Fosler	03 Reatha Clark King 04 Albert P.L. Stroucken	/ /	Vote FOR all nominees	/ /	Vote WITHHELD from all nominees
(except as specified below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

- Please fold here -

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 2, 2000.	/ / For	/ / Against	/ / Abstain
3.	To consider and vote on the H.B. Fuller Company Year 2000 Stock Incentive Plan.	/ / For	/ / Against	/ / Abstain
4.	To consider and vote on the H.B. Fuller Company Key Employee Deferred Compensation Plan.	/ / For	/ / Against	/ / Abstain
The Board of Directors Recommends a Vote AGAINST Item 5.
5.	To consider and vote on a shareholder proposal regarding tobacco-related business of the Company.	/ / For	/ / Against	/ / Abstain
6.	To vote with discretionary authority upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

	Date	, 2000

Address Change? Mark Box / / Indicate changes below:

 Signature(s) in Box
Please sign exactly as your name(s) appear on this Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

[LOGO]  H.B. Fuller Company

Annual Meeting of Shareholders
Thursday, April 20, 2000
2:00 p.m.

RiverCentre
175 West Kellogg Boulevard
Saint Paul, Minnesota

    [LOGO]   H.B. Fuller Company
    P.O. Box 64683 St. Paul, MN 55164-0683                                                                   proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, appoints Albert P.L. Stroucken, Raymond A. Tucker, and Richard C. Baker, or any one or more of them, as proxies, with full power of substitution, to represent the undersigned and to vote, as indicated below and otherwise in their discretion, upon such other matters as may properly come before the meeting, all shares of the common stock of H.B. Fuller Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at RiverCentre, 175 West Kellogg Boulevard, Saint Paul, Minnesota on Thursday, April 20, 2000, at 2:00 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

See reverse for voting instructions.

Voting Instruction Card

Mark, sign and date your voting instruction card and return it in the enclosed envelope we've provided by April 17, 2000.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Election of directors:	01 Robert J. Carlson 02 Gail D. Fosler	03 Reatha Clark King 04 Albert P.L. Stroucken	/ /	Vote FOR all nominees	/ /	Vote WITHHELD from all nominees
(except as specified below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

- Please fold here -

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 2, 2000.	/ / For	/ / Against	/ / Abstain
3.	To consider and vote on the H.B. Fuller Company Year 2000 Stock Incentive Plan.	/ / For	/ / Against	/ / Abstain
4.	To consider and vote on the H.B. Fuller Company Key Employee Deferred Compensation Plan.	/ / For	/ / Against	/ / Abstain
The Board of Directors Recommends a Vote AGAINST Item 5.
5.	To consider and vote on a shareholder proposal regarding tobacco-related business of the Company.	/ / For	/ / Against	/ / Abstain
6.	To vote with discretionary authority upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

	Date	, 2000

Address Change? Mark Box / / Indicate changes below:

Signature(s) in Box Please complete, sign, date and return promptly using the enclosed envelope.

[LOGO]  H.B. Fuller Company

Annual Meeting of Shareholders
Thursday, April 20, 2000
2:00 p.m.

RiverCentre
175 West Kellogg Boulevard
Saint Paul, Minnesota

    [LOGO]  H.B. Fuller Company
    P.O. Box 64683, St. Paul, MN 55164-0683                                                Voting Instructions to Trustee

H.B. Fuller Company International Profit Share Plus Trust,
H.B. Fuller Company Branch Profit Share Plus Trust,
H.B. Fuller Company Canadian Profit Share Plus Trust and
H.B. Fuller Company New Zealand Profit Share Plus Trust

I hereby request ABN AMRO Trust Company (Jersey) Limited, as Trustee of the H.B. Fuller Company International Profit Share Plus Trust, the H.B. Fuller Company Branch Profit Share Plus Trust, the H.B. Fuller Company Canadian Profit Share Plus Trust, and the H.B. Fuller Company New Zealand Profit Share Plus Trust to vote at the Annual Meeting of Shareholders of H.B. Fuller Company (the "Company") to be held on April 20, 2000, and at any adjournment thereof, the shares of common stock of the Company allocated to my accounts.

This card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. I understand this card must be returned to the Trustee if my voting instructions are to be honored. If it is not received by the Trustee, or if it is received but the voting instructions are invalid, the shares of stock with respect to which I could have directed the Trustee shall be voted by the Trustee in accordance with the terms of the plans. The Trustee is hereby directed to vote as indicated on the following proposals which are more fully described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

See reverse for voting instructions.

THERE ARE TWO WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
  •
  Follow the simple instructions the voice provides you. Deadline for voting by phone is 12:00 p.m., St. Paul time, on Wednesday, April 19, 2000.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we've provided or return it to H.B. Fuller Company, c/o Shareholder Services, P.O. Box 64873, St. Paul, MN 55164-0873.

IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Election of directors:	01 Robert J. Carlson 02 Gail D. Fosler	03 Reatha Clark King 04 Albert P.L. Stroucken	/ /	Vote FOR all nominees	/ /	Vote WITHHELD from all nominees
(except as specified below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

- Please fold here -

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 2, 2000.	/ / For	/ / Against	/ / Abstain
3.	To consider and vote on the H.B. Fuller Company Year 2000 Stock Incentive Plan.	/ / For	/ / Against	/ / Abstain
4.	To consider and vote on the H.B. Fuller Company Employee Deferred Compensation Plan.	/ / For	/ / Against	/ / Abstain
The Board of Directors Recommends a Vote AGAINST Item 5.
5.	To consider and vote on a shareholder proposal regarding tobacco-related business of the Company.	/ / For	/ / Against	/ / Abstain
6.	To vote with discretionary authority upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

	Date	, 2000

Address Change? Mark Box / / Indicate changes below:

Signature(s) in Box Please complete, sign, date and return promptly using the enclosed envelope.

[LOGO]  H.B. Fuller Company

Annual Meeting of Shareholders
Thursday, April 20, 2000
2:00 p.m.

RiverCentre
175 West Kellogg Boulevard
Saint Paul, Minnesota

    [LOGO]   H.B. Fuller Company
    P.O. Box 64683, St. Paul, MN 55164-0683                                                Voting Instructions to Trustee

H.B. Fuller Company Thrift Plan,
H.B Fuller Company Profit Share Plus Plan and
EFTEC Savings Plan

I hereby direct Norwest Bank Minnesota, N.A., as Trustee of the H.B. Fuller Company Thrift Plan Trust, the H.B. Fuller Company Profit Share Plus Plan Trust and the EFTEC Savings Plan Trust to vote at the Annual Meeting of Shareholders of H.B. Fuller Company (the "Company") to be held at RiverCentre, 175 West Kellogg Boulevard, Saint Paul, Minnesota, on Thursday, April 20, 2000, at 2:00 p.m. and at any adjournment thereof, the shares of common stock of the Company allocated to my accounts.

This card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. I understand my voting instructions must be received by the Trustee if my voting instructions are to be honored. If it is not received by the Trustee, or if it is received but the voting instructions are invalid, the shares of stock with respect to which I could have directed the Trustee shall be voted by the Trustee in accordance with the terms of the plans. The Trustee is hereby directed to vote as indicated on the following proposals which are more fully described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

See reverse for voting instructions.

[LOGO] H.B. Fuller Company
Annual Meeting of Shareholders
Thursday, April 20, 2000
2:00 p.m.

RiverCentre
175 West Kellogg Boulevard
Saint Paul, Minnesota

[LOGO] H.B. Fuller Company
P.O. Box 64683, St. Paul, MN 55164-0683	PROXY

Proxy of Series A
Preferred Stock Shareholder

This proxy is solicited on behalf of the Board of Directors of H.B. Fuller Company. This proxy is solicited in connection with the Annual Meeting of Shareholders of H.B. Fuller Company to be held at RiverCentre, 175 West Kellogg Boulevard, Saint Paul, Minnesota, on Thursday, April 20, 2000, at 2:00 p.m. and at any adjournment thereof ("2000 Annual Meeting"). The undersigned, being the holder of 45,900 shares of Series A Preferred Stock of H.B. Fuller Company and being entitled to cast 3,672,000 votes at the 2000 Annual Meeting, and revoking all prior proxies, does hereby appoint Albert P.L. Stroucken, Raymond A. Tucker and Richard C. Baker, or any one or more of them, as proxies, with full power of substitution, to represent the undersigned and to vote, as checked below and otherwise in their discretion, upon such other matters as may properly come before the 2000 Annual Meeting, all shares of Series A Preferred Stock (and corresponding votes) which the undersigned is entitled to vote at the 2000 Annual Meeting.

See reverse for voting instructions.

PROXY CARD

Mark, sign and date your proxy card and return it in the enclosed envelope we've provided by April 17, 2000.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Election of directors:	01 Robert J. Carlson 02 Gail D. Fosler	03 Reatha Clark King 04 Albert P.L. Stroucken	/ /	Vote FOR all nominees	/ /	Vote WITHHELD from all nominees
(except as specified below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 2, 2000.	/ / For	/ / Against	/ / Abstain
3.	To consider and vote on the H.B. Fuller Company Year 2000 Stock Incentive Plan.	/ / For	/ / Against	/ / Abstain
4.	To consider and vote on the H.B. Fuller Company Key Employee Deferred Compensation Plan.	/ / For	/ / Against	/ / Abstain
The Board of Directors Recommends a Vote AGAINST Item 5.
5.	To consider and vote on a shareholder proposal regarding tobacco-related business of the Company.	/ / For	/ / Against	/ / Abstain
6.	To vote with discretionary authority upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

	Date	, 2000

Address Change? Mark Box / / Indicate changes below:

Signature(s) in Box Please complete, sign, date and return promptly using the enclosed envelope.

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2000
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
TOTAL SHAREHOLDER RETURN GRAPHS
RATIFICATION OF APPOINTMENT OF AUDITORS
PROPOSAL TO APPROVE H.B. FULLER COMPANY YEAR 2000 STOCK INCENTIVE PLAN
PROPOSAL TO APPROVE H.B. FULLER COMPANY KEY EMPLOYEE DEFERRED COMPENSATION PLAN
SHAREHOLDER PROPOSAL
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
H.B. FULLER COMPANY YEAR 2000 STOCK INCENTIVE PLAN
H.B. FULLER COMPANY KEY EMPLOYEE DEFERRED COMPENSATION PLAN
ARTICLE I DEFINITIONS
ARTICLE II PARTICIPATING EMPLOYERS
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV BENEFITS
ARTICLE V VESTING
ARTICLE VI DISTRIBUTIONS
ARTICLE VII VALUATION OF BENEFITS
ARTICLE VIII NONTRANSFERABILITY
ARTICLE IX WITHHOLDING
ARTICLE X VOTING
ARTICLE XI ADMINISTRATION OF THE PLAN
ARTICLE XII MISCELLANEOUS PROVISIONS
ARTICLE XIII AMENDMENTS
ARTICLE XIV TERM OF PLAN
Amendments to the H.B. Fuller Company Key Employee Deferred Compensation Plan